UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                    DATE OF FISCAL YEAR END: JANUARY 31, 2009

                   DATE OF REPORTING PERIOD: JANUARY 31, 2009

ITEM 1.   REPORTS TO STOCKHOLDERS.


                                    (GRAPHIC)

                                  ANNUAL REPORT

                         Hancock Horizon Family of Funds

                                JANUARY 31, 2009
                       The Advisors' Inner Circle Fund II

                                                                          (LOGO)
Hancock Horizon Family of Funds                                 JANUARY 31, 2009

                                TABLE OF CONTENTS

Shareholder Letter ........................................................    2
Economic Overview and Investment Outlook ..................................    4
Investment Philosophy .....................................................   14
Management's Discussion of Fund Performance ...............................   15
Disclosure of Fund Expenses ...............................................   35
FINANCIAL STATEMENTS
Schedules of Investments ..................................................   37
Statements of Assets and Liabilities ......................................   53
Statements of Operations ..................................................   56
Statements of Changes in Net Assets .......................................   58
Financial Highlights ......................................................   62
Notes to Financial Statements .............................................   76
Report of Independent Registered Public Accounting Firm ...................   88
Trustees and Officers of The Advisors' Inner Circle Fund II ...............   90
Notice to Shareholders ....................................................   98
Board Considerations in Approving the Advisory Agreement
   and Sub-Advisory Agreement .............................................   99

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1.888.346.6300; and (ii) on the Commission's website at http://www.sec.gov.

SHAREHOLDER LETTER

DEAR SHAREHOLDER,

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. As we write this letter and evaluate the past year, the turmoil in the financial markets that will define 2008 in the history books still persists. To say 2008 was a turbulent year is an understatement. The U.S. economy officially entered a recession, and we saw what some people cited as the near collapse of the financial institution as a whole. Through it all, we stayed true to our disciplined investment style and philosophy, and are hopeful that 2009 will prove to be a brighter year.

TWO NEW HANCOCK HORIZON FUNDS

On September 30, 2008, we introduced two new mutual funds to the Hancock Horizon Fund Family: the Hancock Horizon Quantitative Long/Short Fund and the Hancock Horizon Diversified International Fund. We believe these new funds will expand our product mix and provide new diversification opportunities for our clients' portfolios.

The Quantitative Long/Short Fund invests in both long and short positions of U.S. domiciled companies included in the S&P 1500 Index. Using a quantitative model, the Fund buys stocks "long" that are believed to be undervalued, and sells stocks "short" that are believed to be overvalued. The Fund typically maintains a net long exposure of approximately 85-115% and expects 0-35% of the Fund's assets will be sold short.

The Diversified International Fund invests primarily in equity securities of foreign companies while diversifying across currencies, regions and countries, including emerging market countries. The Fund is sub-advised by EARNEST Partners, LLC who employs a fundamental, bottom-up investment philosophy that seeks to outperform the benchmark, MSCI ACWI ex U.S. Index, while controlling volatility and risk.

INVESTMENT STRENGTH

The Hancock Horizon Funds continued their trend of relative outperformance. The Burkenroad Fund Class A (load waived) was in the top 4% of its respective Lipper rankings for the year ending January 31, 2009 and received the highest rating of five stars from Morningstar. The Value Fund retained its top five-star rating from Morningstar and was in the top 16% of its Lipper rankings for the same time period. The Strategic Income Bond Fund Trust Class also had an impressive year, finishing in the top 8% of its respective Lipper rankings and received a superior rating of four stars from Morningstar.


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                                                                JANUARY 31, 2009

We appreciate your support and confidence in our management team and look forward to continuing to serve your investment needs.

Sincerely,


/s/ Clifton Saik

Clifton Saik
Executive Vice President

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variation and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 Star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Hancock Horizon Burkenroad Class A was rated against the following number of Small Blend funds over the following time periods: 564 funds (3 years) and 450 (5 years) and the Fund received a 5 star rating over both time periods; the Hancock Horizon Value Class A was rated against the following number of Large Value funds over the following time periods: 1,177 (3 years) and 955 (5 years) and received a Morningstar rating of 4 stars and 5 stars for the three and five year periods, respectively, and the Hancock Horizon Strategic Income Bond Fund Trust Class was rated against the following number of Intermediate-Term Bond funds over the following time periods: 992 (3 years) and 864 (5 years) and received a Morningstar rating of 4 stars over both time periods. Past performance is no guarantee of future results.

Lipper, Inc. is a leading provider of mutual fund research and a subsidiary of Thomson Reuters. Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds. Funds are ranked (based on total return) as of the most recent month end as calculated by Lipper Analytical Services. Each fund is ranked within a universe of funds similar in investment objective.

ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK

A SUMMARY OF THE BANKING PANIC AND THE CRASH OF 2008.

Former Federal Reserve Chairman Alan Greenspan was not overstating the case when he referred to a "credit tsunami" sweeping over the world. Hyperbolic descriptions of the global financial crisis are probably not out of line in light of the extraordinary dimensions of the panic. In December 2008, the weight of evidence had tilted our economic and market forecasts toward recession and cyclical bear market. The "slow motion financial crisis" was expected to produce the second cyclical correction of the decade. Due to the excessive leverage and stress in the banking system, the subsequent recovery was expected to be sub-par with below trend growth likely to characterize economic activity for several years. We did not anticipate a near meltdown in the financial system and chaotic markets. Fear is still a palpable emotion among investors. In the public's mind, money market funds are no longer a risk-free investment alternative. Panicked consumers now consider the mattress, figuratively and perhaps literally, to be an investment option. Trust and confidence are also seriously lacking at the institutional level. Large multi-national banks are hoarding cash, not just because their capital base has been hit by markdowns, but because they do not trust the financial integrity of counterparts. Margin calls and redemptions have caused forced selling of assets. The credit boom has turned into a bust and the deleveraging process has accelerated. The dash for cash has sucked all asset classes into a selling vortex. The proverbial baby has been thrown out with the bath water. A year of selling was compressed into a period of ten weeks between September 15 and November 31, 2008, following the failure of Lehman Brothers. The rapid destruction of wealth has a bright side -- value has been restored to the equity market, but more on that later. This is not just an American problem. The Europeans are also experiencing recessionary conditions. Emerging economies will not be immune to the global slowdown. The traditional cure for what ails economies today is "reflation" using fiscal and monetary policy stimulus. Governments and central banks around the world are pulling out all stops to revive the credit markets and restore normal functionality. The cost to the public sector will be high, but with the financial system in dire straits, only a lender of last resort can prevent the business recession now underway from turning into something much worse. Going forward, government will become more involved in economic matters and assume a more active role in the regulation of the financial system. History suggests, unfortunately, that the heavy hand of government will not be removed quickly. Over-regulation is the more likely outcome as policy makers strive to make sure "this doesn't happen again." There will be, of course, unintended consequences. In discussing politics versus economics in his APPLIED ECONOMICS text, Professor Thomas Sowell noted that, "former economic advisors to presidents of the United States -- from both political parties -- have commented publicly on how little thinking ahead about economic consequences went into decisions made at the highest level. This is not to say that there was no


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                                                                          (LOGO)
                                                                JANUARY 31, 2009

thinking ahead about political consequences." Politicians will always be tempted to adopt policies leading to immediate and good political consequences while ignoring or down playing the unintended or bad consequences that might come later. Professor Sowell also reminds us that politicians are rarely held accountable for poorly conceived and ultimately damaging economic policy decisions because most of the time neither the voters nor the media connect the initial policy decisions to a sequence of events that unfolds over a period of years. History is replete with local, national and international examples of this phenomenon. Short-term stage-one thinking with little regard for potential long-term consequences is also prevalent in the corporate world. We do not need to enumerate examples here. Even casual observers of the current scene can recall most of them.

The current crisis will become a classic case study in how policies designed to do good and foster home ownership set the stage for the speculative bubble in real estate which was at the epicenter of this financial earthquake. What happened to the politicians who backed these policies to the hilt until the bubble burst? Most of them were returned to office in the last election. Their new mandate from the voters is to fix the current problem and to find suitable villains to blame for our misfortune. The blame really lies with poor policy decisions by the executive and legislative branches of government including the Federal Reserve, plus the increasingly reckless and stupid behavior of individuals and corporations. It is not in the nature of human beings to find fault within themselves, certainly not collectively, so blame will be assigned to an unlucky few (con artists such as Bernie Madoff are excluded from this group). The investigations are underway. As a citizen and investor, you probably find all of this unsettling, but I really doubt that it is a revelation to anyone. After all, it has been going on for a very long time. The recurring pattern of boom, bust and recrimination has been a common characteristic of western societies ever since organized markets were developed about 400 years ago. In the words of Walter Bagehot (1826-1877), journalist and one of the early editors of THE ECONOMIST, as quoted in Charles Kindleberger's MANIAS PANICS & THE MADNESS OF CROWDS, "much has been written about panics and manias, much more than with the most outstretched intellect we are able to follow or conceive; but one thing is certain, that at particular times a great deal of stupid people have a great deal of stupid money . . . At intervals, from causes which are not to the present purpose, the money of these people -- the blind capital, as we call it, of the country -- is particularly large and craving; it seeks for someone to devour it, and there is a "plethora"; it finds someone, and there is "speculation"; it is devoured, and there is "panic."

HOW WE GOT HERE.

"Why do markets crash and bank panics occur? The recounting of events of 1907 suggests that the storm gathers as follows. It begins with a highly complex financial system, whose very complexity makes it difficult for anyone to know what might be going wrong; by definition, the multiple parts of the financial system are linked, which means that


                                        5

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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)

trouble in one institution, city or region can travel easily and quickly to others. Buoyant growth in the economy makes the financial system more fragile, in part due to the demand for capital and in part due to the tendency of some institutions to take on more risk than is prudent. Leaders in government and the financial sector implement policies that advertently or inadvertently elevate the exposure to risk of crisis. An economic shock hits the financial system. The mood of the market swings from optimism to pessimism, creating a self-reinforcing downward spiral." (THE PANIC OF 1907 LESSONS LEARNED FROM THE MARKET'S PERFECT STORM by Robert E. Bruner and Sean D. Carr, Wiley & Sons Pub. 2007.)

Bruner and Carr's account of the "perfect storm" that engulfed the economy and markets a century earlier was prophetic in the timing of its publication. They highlighted the interaction and convergence of seven elements that produced the 1907 crisis, and noted the parallels that existed in today's economy. All of these elements were present when the panic of 2008 arrived. Here, in brief, are the major contributing factors that set the stage for the current crisis.

- Long-term government support of the housing industry and subprime lending; Fannie Mae and Freddie Mac.

-    Mortgage underwriters and their misapplication of loan standards.

- Financial firms that engineered and proliferated highly structured and complex mortgage-backed securities.

- Credit rating agencies that provided grossly inaccurate and perhaps negligent ratings on mortgage-backed securities.

- Financial firms holding mortgage-backed and derivative securities, often in off-balance sheet structures, were too leveraged with the inadequate risk control systems.

- Lax and insufficient regulation of investment and banking institutions; financial innovation outran the ability of regulators to keep up.

- The credit bubble in the United States and speculative risk-seeking behavior was "globalized," creating, in the words of Jeremy Grantham at GMO, "the world's first global bubble in all asset classes."

Did anyone see the crisis coming? Yes, in the sense that there had been too much speculation with too much borrowed money. The risks posed by complex derivative securities were also recognized. Warren Buffett, in his Berkshire Hathaway annual letter to shareholders published in Fortune Magazine, March 2003, called derivatives "financial weapons of mass destruction that could damage the entire economic system in addition to the companies and individuals directly involved". He also, at the time, was somewhat bearish on equities generally, even though valuations were much improved following a two-year bear market in which the S&P 500 Index dropped 52% from the peak in February 2000 to the trough in October 2002. As Mr. Buffet's comments were being digested by Berkshire Hathaway shareholders in early 2003, common stock prices were already entering the


                                        6

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                                                                          (LOGO)
                                                                JANUARY 31, 2009

first stage of a new cyclical bull market that would produce a gain of approximately 100% over the next 4 1/2 years.

The "Oracle of Omaha" was certainly right about the destructive potential of derivatives, and he was not alone in that assessment. The problem was in the timing of the warning. It was about five years and 5000 Dow Jones Industrial Average points too early. Recognizing that a storm is possible, perhaps even probable, is helpful in that you can take measures designed to limit damage to your property when or if it strikes. Timing the arrival of a financial storm and gauging its severity, however, cannot be done with any consistency. This one developed slowly over a period of years and was masked by rising stock prices, low volatility and continued economic growth even as the real estate bubble burst, mortgage companies failed and hedge funds blew up. It was a "slow motion" financial crisis as one research analyst dubbed it. This description echoes the "silent" crash label placed on the 1907 experience in contemporary accounts. Prior to the collapse of Lehman Brothers and the arrival of the deluge, it appeared that the damage might be manageable. Our view was that a recession and bear market were likely, but of normal, not catastrophic, proportions. We take some comfort in the fact that as the critical moment approached, we had not been seduced by the siren song of easy money that lured a distressingly large portion of the investment and banking industry into taking far too much risk for too little potential return.

CONTAINMENT AND RESOLUTION.

An unprecedented financial crisis requires an unprecedented response from monetary and fiscal policy, and that is what we are getting. Trillions of dollars have been committed in the form of loans, guarantees and direct injections of capital into the banking system. More is on the way according to comments from the crisis managers at the Federal Reserve and the Treasury Department. A substantial additional spending program is promised by the Obama administration over the next two years. Economists generally agree that government intervention is necessary to moderate the economic damage caused by severe financial crises. Limiting the damage, however, is about all that can be expected from intervention. It buys time and stabilizes the financial system until "animal spirits" revive and natural market forces produce recovery. In our free-market economy, government aid would be best delivered as a surgical strike -- in and out as fast as possible leaving the basic structure intact so that a normal and healthy recovery could ensue. Unfortunately, crisis interventions are usually lengthy and messy affairs. In the first place, circumstances are never exactly the same from one crisis to another and while lessons can be learned from earlier episodes and previous mistakes avoided, the exact recipe for success remains elusive. So there is likely to be a certain amount of flailing about as the authorities search for the correct ingredients. Eventually either the right policy mix is found or the weight of stimulus becomes sufficient to produce a


                                        7

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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)

result. It would be nice if the inevitable, unintended consequences were held to a minimum, but history provides little reason for optimism. In the present case, for example, attempts to alleviate credit market stress in the early stage of the crisis actually may have contributed to the subsequent panic according to Stanford University economist John Taylor. Taylor is still not sure that the crisis containment program is proceeding in a coherent fashion. He would probably get no argument on that score from anyone. While there are signs of reduced stress in the credit markets, conditions are far from stable. Without government support, some portions of the credit market could not function. A resolution of the crisis will be evident when government aid is no longer necessary to support simple day-to-day activities. We are not there yet. A return to normalcy will take time. In the interim, the Federal Reserve, as lender of last resort, will stand by to "do whatever it takes" to promote stability.

WHERE WE ARE GOING.

Carmen Reinhart (University of Maryland) and Kenneth Rogoff (Harvard University) coauthored a presentation to the American Economic Association in San Francisco, January 3, 2009, titled "The Aftermath of Financial Crises." They looked at all of the major post WWII banking crises in the developed world and some significant emerging market episodes such as the 1997-98 Asian Crisis. Their major conclusions were that severe crises lasted for several years with significant declines in output and employment. Asset price declines were steep. The average decline in inflation-adjusted housing prices was 35% over a period of almost six years. Common stock price declines averaged 56% over a period of
3.4 years. Declines in economic output lasted about two years. Increases in government debt were quite large driven by declining tax revenues and new government spending programs intended to cushion the downturn. The good news is that the recessions associated with these crises were eventually followed by recoveries. The bad news is that multi-year recessions were the norm in economies that required "deep restructuring, such as Britain in the 1970s (prior to Thatcher), Switzerland in the 1990s, and Japan post 1992." The authors noted that while the current crisis appears to be evolving according to historical precedent, the global nature of the event creates greater uncertainties for individual countries which are highly dependent on exports. That implies a growing risk of sovereign default particularly in emerging markets.

The U.S. is in the 13th month of recession according to the NBER recession dating committee. Leading economic indicators from various sources do not yet indicate that a turn for the better is in sight, but those indicators have little value as forecasting tools beyond the next 3 to 6 months. Barring a measureable uptick in the data within the next 30 to 60 days, it appears that this contraction will at least approach the 18-month average duration of severe recessions in the past. There is a chance that negative real GDP figures will be recorded through the third quarter of 2009. Beyond the end of the recession, below trend GDP growth is likely to persist for some time. The massive


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run-up in debt during the last five years was largely due to imprudent lending and borrowing. This kind of lending implies future debt repudiation rather than repayment. It is a question of solvency not liquidity and there is no painless solution. Everyone is going to take a hit -- debtors, lenders and the general public, directly and indirectly.

This unfortunate environment is going to feed the "deleveraging" process wherein consumers spend less and save more. Deleveraging will be a powerful counterweight to government monetary and fiscal stimulus programs. It is not unreasonable to expect that private debt as a percent of GDP will fall back to levels that existed ten years ago.

Real (inflation adjusted) GDP in the fourth quarter of 2008 declined at a 3.8% annual rate, based on currently available data. This figure will be revised as more information is gathered, but the initial report was better than recent estimates which ranged between -5% and -6%. The difference between the reported figure and the estimates was largely due to inventory accumulation. Inventory figures are expected to decline in coming months suggesting that the first quarter of 2009 will show little improvement and could be somewhat weaker.

Home prices are still falling with consensus estimates pointing to further declines of 10% to 15%. This would eventually put the nationwide average decline at about 35%, in line with the Rogoff-Reinhart historic composite analysis.

It is already evident that declining tax receipts and government spending will create a huge budget deficit, and there will be consequences going forward related to inflation, the international position of the dollar, and the U.S. standard of living. The uncertainties, political and economic, are great. Paul McCulley, in PIMCO's Cyclical Economic Outlook, said we are looking at "a (government) policy response that falls between creeping socialism and galloping socialism. There might be varying personal philosophical arguments about where on the creeping -- galloping scale it is, but you can't argue with the fact that it's socialism." Exactly how this "Great Experiment" in government spending coupled with command-and-control economic policies will play out in coming years is unknown, but socialism, in any form, is not conducive to job creation in the private sector, and private sector job creation is the key to long-term growth. For a time it seemed that we might escape some of the economic and market trauma that accompanied a similarly turbulent period between 1966 and 1982. Now, it is clear that this experience (2000-20??) will go down in the history books as equally destructive. In that earlier era, bad policy decisions and inflation wreaked havoc on the economy and markets. Now, we must contend with bad policy decisions and deflation.

Though the news is grim and the future looks troubled, all is not lost for investors. In particular, common stocks in general appear quite attractive as a result of the 2008 crash which produced attractive valuation readings not seen in decades. Our survey of various models designed to register overvalued or undervalued conditions presents a uniformly positive picture. A common thread running through all of the


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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)

models, connecting quantitative and qualitative assessments alike, is the assumption that economic growth and corporate earnings growth will "revert to the mean" and rise to meet and hopefully exceed the long-term trends established over the past 70 years. Currently, the embedded assumption is that historic trend line growth will be reached within three years. This seems to be a reasonable expectation. The policy and monetary stimulus now underway and contemplated will undoubtedly create problems down the road, but should be enough to contain the crisis and support a recovery. Here we should note that a depression of the 1930s variety is quite unlikely based on current data.

The Economic Cycle Research Institute (ECRI) has monthly coincident and leading economic data going back to 1919. Nothing in the firm's current data approaches the readings during the severe 1920-21 contraction following WWI or the early years of the Great Depression.

The implied potential gain for common stocks based on current valuation readings is roughly 10% annualized over the next three to five years. There are no guarantees that this gain will be realized, of course, and there is no way to forecast the path of this implied return. It might occur gradually over time, or more likely in spurts. In 2002, for example, as the last bear market approached its low point, similarly attractive readings existed. They were not as uniformly positive as is the case today, but certainly good enough to warrant a positive outlook in a normally functioning credit environment. The 3- to 5-year return potential was above average, indicating a favorable environment for common stock investments. In this instance, the best subsequent calendar year return occurred in the following year, 2003, when the S&P 500 Stock Index produced a total return of 28%. The next four years of cyclical bull market produced sequential total returns of +11%, +5%, +16% and +5%, culminating in an annualized gain of about 9%.

In 2005, roughly two years before the cyclical bull market peak, we reduced equity positions to neutral in balanced portfolios in recognition of deteriorating valuation readings and the potential for less attractive returns going forward vs. competing assets such as bonds. You can see from this decision that valuation readings are not useful market timing indicators. They are useful environmental indicators, however, that can help determine the appropriate asset mix in portfolios as the risk/reward picture changes. All things being equal -- valuation, economic risk, credit risk and political risk -- common stocks at current prices should be overweighted in portfolios. All things, however, are not equal. Importantly, the credit system is not yet functioning normally and leading economic indicators are still pointing south. We prefer to exercise caution and await more evidence that a resolution of the credit crisis is underway. This does not alter our view that common stocks represent good value for long-term investors. The only reason to sell stocks now, or abandon a long-term buying program, is a belief in perpetual recession or a slide into depression. Neither seems likely, in our opinion.

We remain in a secular bear market for common stocks which began, in our view, with the bursting of the technology bubble in early 2000. A secular bear


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                                                                          (LOGO)
                                                                JANUARY 31, 2009

market is also referred to as a range-bound market in which major market indices exhibit a long-term pattern of consolidation or sideways movement. These periods of consolidation may be characterized by high inflation and high interest rates (1966-1982), deflation and deleveraging (1929-1942, 2000-20??), volatile economic conditions, harmful government policies, war or all of these factors in various combinations. A series of cyclical or short-term bull and bear market cycles punctuate these secular trends. Valuation at the beginning of these long cycles is a key factor. In the present case, market valuation far exceeded historic norms at the peak in early 2000. High price-to-earnings ratios (P/E) precede secular bear or range-bound markets, while low price-to-earnings multiples have ushered in secular bull or generally rising markets. There are other valuation measures available that tell the same story, but the P/E multiple is a useful example because it is widely recognized. There is no particular P/E level that says "buy" or "sell." Over the past 100 years or so, however, P/Es above 20 have been unsustainable and represented markets at or approaching a secular bull peak. P/Es at or below 10 have been associated with markets at or approaching a secular bear low. We began this range-bound period at a 30 P/E level. Based on trailing earnings' per share, the current S&P 500 P/E ratio is about 14. It is entirely possible, based on historical evidence, that an S&P 500 Index P/E of 10 or lower will be seen before the next secular up-trend begins. We'll just have to wait and see.

In terms of time, using historic cycle evidence, we can guess that another three to five years might pass before this secular bear is done. In the meantime, active management and stock selection techniques will be required to provide the potential for above average results in stock portfolios. Range-bound markets are not profitable for buy-and-hold market-indexed portfolios. During the last secular bear market, 1966 to 1982, the total return produced by the S&P 500 Stock Index was about 3% annualized. The average stock, however, using an equal-weighted broad market index rather than a capitalization-weighted calculation, recorded a return of 8% annualized over the 15-year period suggesting that opportunities did exist for active money management and security selection techniques to produce index-beating results. That has been the message so far during this secular bear period. From December 1999 through December 2008, the total return of the S&P 500 Stock Index was -3.6% annualized, while a broader measure of the average stock, the Value Line Arithmetic Index, recorded an annualized gain of 3.5%. Granted, 3.5% is not an exciting number, but it is
7.1 percentage points better than the return of the S&P 500. In dollar terms, it means a terminal value of $1.36 for each dollar invested at the beginning of the period compared to $.72 for the capitalization-weighted index.

We focus on equity investment themes in our commentaries because, over time, common stocks provide the best opportunity for capital gain and portfolio growth. There are times, however, when bonds and even cash equivalents have not only the potential to provide a diversification benefit that reduces portfolio volatility, but also to deliver very competitive returns. During the range-bound market period between 1966 and 1982, cash equivalent

ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONCLUDED)

investments produced the best returns in a high inflation, high interest rate environment. Long-term bond returns are poor during high inflation periods, but in this case were still superior to common stock returns because high inflation pushed down common stock P/E multiples.

The current range-bound market period has exhibited a deflationary rather than inflationary bias. Cash equivalent returns have been modest as would be expected in this environment, but have still managed to outperform equities because of deflationary forces that are putting downward pressure on corporate earnings. High quality bonds have provided better returns than common stocks, while lower quality bonds have suffered as would be expected when deflationary forces are ascendant.

For the past 10 years, we have held cash positions to a minimum in the income-producing segment of portfolios recognizing that bonds were likely to deliver better returns in a low inflation (now deflation prone) environment. High quality bonds have proven to be good absolute return generators during the period, even after adjusting for the damage caused by the banking crisis. We think high quality bonds will continue to provide a superior investment alternative to cash equivalents for the foreseeable future. There is a risk that inflation will return as a result of massive monetary and fiscal stimulus, but it is not yet on the radar screen. Leading indicators of inflation are pointing down not up.

We believe most investors are better served in the long-term by maintaining a balanced portfolio approach to investing in order to reduce risk and moderate extreme swings in portfolio value. Even when prospective common stock returns are large and valuation readings are positive, our maximum recommended equity exposure does not exceed 70%. Our minimum equity position, assuming a ten-year time horizon, is 40% with the balance invested in cash equivalents and bonds. In retrospect, we wish we had moved to minimum common stock positions prior to the crash last year. Unfortunately, although our collection of risk/reward indicators have proven valuable over time as a guide to long-term risk management and asset allocation, none could be described as crash alert warning systems. I very much doubt if anything of that sort exists in any case. We believe that a neutral or normal asset mix remains appropriate, even though valuation readings are much improved. The existing stress in the banking system is an unusual and significant factor that cannot be easily quantified. We would like to see more evidence of a return to normalcy in the credit sector before responding to the valuation readings.


/s/ John Portwood

John Portwood, CFA
Hancock Bank Chief Investment Strategist

                                                                          (LOGO)
                                                                JANUARY 31, 2009

TO DETERMINE IF A FUND IS AN APPROPRIATE INVESTMENT FOR YOU, CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISK FACTORS AND CHARGES AND EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE FUNDS' PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-888-346-6300 OR VISITING OUR WEBSITE AT www.hancockhorizonfunds.com. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Mutual fund investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations. Smaller companies typically exhibit higher volatility. With short sales, you risk paying more for a security than you received from its sale.

The material represents the manager's assessment of the market environment at a specific point in time and should not be relied upon as investment advice.

THE HANCOCK HORIZON FUNDS INVESTMENT PHILOSOPHY

     High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's Investors Service has rated the Hancock Horizon Treasury Securities Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.
     Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
     With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

                                                                          (LOGO)
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                     JANUARY 31, 2009

     The TREASURY SECURITIES MONEY MARKET FUND (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations. In light of current global credit market conditions, the Fund intends to expand the permissible investments to include short-term government agency securities in order to better accomplish its objectives.
     For the year ended January 31, 2009, the Fund generated a total return of 1.04% for the Trust Class Shares, 0.83% for the Institutional Sweep Class Shares and 0.65% for the Class A Shares. This compares to a 0.90% return for the Lipper U.S. Treasury Money Market Funds Objective.
     The Fund's holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and U.S. Treasury collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAAm rating by Standard & Poor's Corporation.
     The U.S. housing market downturn mushroomed into a full blown global economic crisis in 2008. The credit market turmoil, which began with the sub-prime mortgage meltdown, spread from Wall Street to Main Street USA. The havoc directly impacted the Fund when investors' "flight to safety" drove down interest rates on short-term treasury securities to near 0.00%.
     The U.S. economy contracted violently as unemployment moved higher and consumer confidence plummeted. The Federal Reserve aggressively lowered the Federal Funds target interest rate to near zero in an effort to avoid an all out economic depression. The 2-year Treasury note interest rate ended the fiscal year below 1% while the 6-month U.S. Treasury Bill dropped to 0.35% and the 3-month U.S. Treasury Bill dropped to 0.24%.
     Looking ahead, the U.S. economy will likely remain very sluggish throughout 2009. Massive government stimulus and a bottom in the U.S. housing market should bring positive economic growth in late 2009 or early 2010. Our investment strategy will continue to focus overall on higher quality short-term treasury and government agency securities.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON
  TREASURY SECURITIES MONEY MARKET FUND, TRUST CLASS, INSTITUTIONAL SWEEP CLASS AND CLASS A, VERSUS THE IMONEYNET, INC., U.S. TREASURY & REPO AVERAGE AND THE
                   LIPPER U.S. TREASURY MONEY MARKET OBJECTIVE

                                          Hancock Horizon
                  Hancock Horizon         Treasury Securities    Hancock Horizon                              Lipper
                  Treasury Securities     Money Market Fund,     Treasury Securities    iMoneyNet, Inc.       U.S. Treasury
                  Money Market Fund,      Institutional          Money Market Fund,     U.S. Treasury &       Money Market
Years             Trust Class             Sweep Class            Class A                Repo Average          Objective
5/31/00           $10,000                 $10,000                $10,000                $10,000               $10,000
Jan-01             10,396                  10,379                 10,363                 10,387                10,374
Jan-02             10,708                  10,664                 10,620                 10,700                10,685
Jan-03             10,822                  10,750                 10,680                 10,808                10,790
Jan-04             10,873                  10,774                 10,687                 10,853                10,832
Jan-05             10,962                  10,835                 10,727                 10,930                10,903
Jan-06             11,255                  11,097                 10,959                 11,210                11,172
Jan-07             11,755                  11,561                 11,389                 11,693                11,643
Jan-08             12,236                  12,004                 11,796                 12,164                12,101
Jan-09             12,363                  12,104                 11,873                 12,270                12,210

IMONEYNET, INC., U.S. TREASURY & REPO AVERAGE is a widely recognized composite of money market funds that invests in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                            ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                             RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                            --------   -------------   -------------   -----------------
Trust Class                   1.04%        3.18%           2.60%             2.48%
Institutional Sweep Class     0.83%        2.94%           2.35%             2.23%
Class A                       0.65%        2.71%           2.13%             2.00%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

        SECTOR WEIGHTINGS

           (PIE CHART)

U.S. TREASURY OBLIGATIONS   45.3%
CASH EQUIVALENT              9.5%
REPURCHASE AGREEMENTS       45.2%

% of Total Portfolio Investments

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

     The HANCOCK HORIZON STRATEGIC INCOME BOND FUND (the "Fund") seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment-grade corporate debt with an intermediate-term maturity structure.
     For the year ended January 31, 2009, the Fund generated a total return of 1.94% for the Trust Class Shares, 1.76% for the Class A Shares (without load) and 0.89% for the Class C Shares. This compares to a 2.82% return for the Barclays Intermediate U.S. Aggregate Index and -7.02% for the Lipper Corporate A-Rated Debt Funds Objective. For the second year in a row, both the Trust class and A share class of the Fund ranked in the top 10% of this category for the one-year period ending January 31, 2009.
     During this turbulent fiscal year, the Fund's sector allocation continued to emphasize higher quality U.S. government securities. Total government securities represented 62% of Fund holdings at fiscal year end. Mortgage-backed government agency securities comprised 30% of the portfolio while non-mortgage government agency securities comprised 31%. Investment grade corporate bonds, high yield corporate bonds, municipal bonds and money market funds rounded out the portfolio. The year ended with the Fund's average effective maturity modestly shorter at 5.4 years and a weighted average effective duration of 4.1 years. The average quality rating of the fund is "AA."
     The dramatic downturn in 2007 of the U.S. housing market mushroomed into a full blown global economic crisis in 2008. The stresses and strains on the credit markets precipitated by the sub-prime mortgage meltdown sent shock waves around the world. Any entity that was involved in the borrowing, lending or investing of money was impacted. Nowhere was this crisis more evident than on Wall Street where many of Wall Street's oldest firms collapsed only to be propped up by massive government capital infusions.
     The U.S. economy contracted violently as unemployment moved higher and consumer confidence plummeted. The Federal Reserve aggressively lowered short-term interest rates to near zero in an effort to avoid an all out economic depression. At the Fund's fiscal year end, interest rates had declined considerably with the 2-year Treasury interest rate yielding less than 1%. Interest rates on longer-term securities declined in a similar fashion. The 5-year Treasury note dropped to 1.88% and the 10-year Treasury yield fell to 2.84%.
     Looking ahead, the U.S. economy will likely remain very sluggish throughout 2009. Massive government stimulus and a bottom in the housing market should bring positive economic growth in late 2009 or early 2010. Our investment strategy will continue to focus overall on higher quality securities until we see tangible evidence that the credit markets are stabilizing and domestic economic activity is improving.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON
   STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD), AND CLASS C, VERSUS THE BARCLAYS INTERMEDIATE U.S. AGGREGATE INDEX AND THE LIPPER CORPORATE
                          A-RATED DEBT FUNDS OBJECTIVE

                                          Hancock Horizon
                  Hancock Horizon         Strategic Income       Hancock Horizon        Barclays           Lipper
                  Strategic Income        Bond Fund,             Strategic Income       Intermediate       Corporate A-Rated
                  Bond Fund,              Class A                Bond Fund,             U.S. Aggregate     Debt Funds
Years             Trust Class             (with load)            Class C                Index              Objective
5/31/00           $10,000                 $ 9,600                $10,000               $10,000            $10,000
Jan-01             10,856                  10,405                 10,792                11,080             11,080
Jan-02             11,571                  11,065                 11,413                11,935             11,804
Jan-03             12,469                  11,890                 12,185                12,991             12,763
Jan-04             12,860                  12,234                 12,443                13,560             13,603
Jan-05             13,095                  12,427                 12,543                14,025             14,147
Jan-06             13,228                  12,523                 12,544                14,276             14,331
Jan-07             13,757                  12,992                 12,949                14,915             14,884
Jan-08             14,962                  14,088                 13,940                16,238             15,736
Jan-09             15,253                  14,336                 14,064                16,696             14,631

THE BARCLAYS INTERMEDIATE U.S. AGGREGATE INDEX represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE is comprised of securities rated "A" or better or government issue.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

                      ONE-YEAR     ANNUALIZED      ANNUALIZED        ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Trust Class             1.94%        4.86%           3.47%             4.99%
Class A                 1.76%        4.61%           3.22%             4.74%
Class A, with load*    -2.28%        3.19%           2.38%             4.24%
Class C                 0.89%        3.89%           2.48%             4.01%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 4.00%.

                  SECTOR WEIGHTINGS

U.S. GOVERNMENT AGENCY OBLIGATIONS            31.0%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS   30.3%
CORPORATE BONDS                               26.4%
EXCHANGE TRADED FUNDS                         10.1%
CASH EQUIVALENT                                1.3%
MUNICIPAL BOND                                 0.9%

% of Total Portfolio Investments

CREDIT QUALITY RATINGS

     MOODY'S

   (PIE CHART)

AAA       - 61.9%
AA        -  1.0%
A         - 17.2%
BAA       -  7.1%
BA        -  0.8%
C         -  0.4%
Not Rated - 11.6%

       S&P

   (PIE CHART)

AAA       - 60.2%
AA        -  1.0%
A         - 17.2%
BBB       -  7.1%
B         -  0.8%
CCC       -  0.4%
Not Rated - 13.3%

                                                                          (LOGO)
                                                                JANUARY 31, 2009

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

     The VALUE FUND seeks long-term capital appreciation with a secondary goal of current income.
     Horizon Advisers chooses stocks that they believe to be "undervalued" based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.
     At January 31, 2009, common stocks represented 98.9% of the Value Fund's net assets. The Value Fund's largest holdings were in Financial, Energy, Utilities, and Industrial stocks, while having little or no exposure to Telecommunications or Technology stocks.
     The Value Fund's return for the year ended January 31, 2009 was -33.21% for Trust Class, -33.41% for Class A (without load), and -33.85% for Class C. This compares favorably to the Fund's benchmark, the Russell 1000 Value Index, and the S&P 500 Index which returned -41.78% and -38.63%, respectively, for the same period.
     The Fund greatly benefited by being underweight Financials for the year and was the leading factor for the Funds outperformance relative to the Russell 1000 Value Index. An overweight position in Utilities stocks and stock selection within Financials, Industrials, and Consumer Discretionary sectors relative to the Russell 1000 Value Index also benefited the Fund. An underweight in the Energy sector relative the Russell 1000 Value Index and stock selection within that sector was a drag on performance.
     The Fund's long-term numbers remain quite impressive. According to Lipper Analytical, the Fund's performance since its inception (5/31/00) ranked in the top 15% of all Multicap Value Funds. Trust Class was ranked 7th out of 120, Class A was 9th, and Class C was 15th.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD), AND CLASS C,
       VERSUS THE RUSSELL 1000 VALUE INDEX AND THE LIPPER MULTI-CAP VALUE
                              FUNDS CLASSIFICATION

                                     Hancock Horizon                                           Lipper
                  Hancock Horizon    Value Fund,        Hancock Horizon                        Multi-Cap
                  Value Fund,        Class A            Value Fund,          Russell 1000      Value Funds
Years             Trust Class        (with load)        Class C              Value Index       Classification
5/31/00           $10,000            $ 9,475            $10,000              $10,000           $10,000
Jan-01             11,011             10,413             10,940               10,705            11,270
Jan-02             10,971             10,351             10,808                9,990            10,870
Jan-03              9,904              9,326              9,660                8,299             8,904
Jan-04             13,145             12,342             12,698               11,253            12,275
Jan-05             15,859             14,855             15,164               12,654            13,517
Jan-06             18,636             17,417             17,646               14,327            15,339
Jan-07             21,401             19,945             20,067               17,075            17,640
Jan-08             21,121             19,638             19,628               16,156            16,521
Jan-09             14,107             13,076             12,983                9,406             9,754

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

                      ONE-YEAR     ANNUALIZED      ANNUALIZED       ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Trust Class            -33.21%       -8.86%          1.42%             4.05%
Class A                -33.41%       -9.11%          1.16%             3.79%
Class A, with load*    -36.90%      -10.73%          0.08%             3.14%
Class C                -33.85%       -9.72%          0.45%             3.06%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

        SECTOR WEIGHTINGS

           (PIE CHART)

INDUSTRIALS                  17.0%
ENERGY                       11.2%
UTILITIES                    12.3%
FINANCIALS                   12.0%
HEALTH CARE                  12.0%
CONSUMER DISCRETIONARY       10.7%
MATERIALS                     8.0%
CONSUMER STAPLES              7.9%
INFORMATION TECHNOLOGY        6.1%
TELECOMMUNICATION SERVICES    1.6%
CASH EQUIVALENT               1.2%

% of Total Portfolio Investments

       TOP TEN EQUITY HOLDINGS

                          Percentage of
                           Investments
                          -------------
 1. McDonald's                 2.7%
 2. Colgate Palmolive          2.3%
 3. FPL Group                  2.2%
 4. Abbott Laboratories        2.2%
 5. Mosanto                    2.1%
 6. General Mills              2.0%
 7. Raytheon                   2.0%
 8. Ametek                     1.9%
 9. Southern Company           1.9%
10. Coca-Cola                  1.8%

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

     The GROWTH FUND seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
     Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.
     At January 31, 2009, common stocks represented 98.8% of the Growth Fund's net assets. The Growth Fund's largest holdings were in Consumer Discretionary, Technology, Industrials, and Health Care stocks, while Basic Materials, Telecommunications, and Utility stocks accounted for minimal or no exposure.
     The Growth Fund's return for the year ended January 31, 2009 was -39.98% for Trust Class, -40.12% for Class A (without load), and -40.57% for Class C. This compares unfavorably to the Fund's benchmark, the Russell 1000 Growth Index, and the S&P 500 Index which returned -36.44% and -38.63%, respectively, for the same period. A slight underweight and stock selection within the Energy sector provided a boost to performance relative to the Russell 1000 Growth Index. However, stock selection within Financials and Technology were two of the major detractors to performance.
     While the last year was difficult for the Growth Fund, the Fund's long-term performance remains quite impressive. According to Lipper Analytical, the Fund's performance since its inception (1/31/01) ranked in the top 20% of all Multicap Growth Funds. Trust Class was ranked 27th out of 234, Class A was 32nd, and Class C was 47th.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD), AND CLASS C,
          VERSUS THE RUSSELL 1000 GROWTH INDEX AND THE LIPPER MULTI-CAP
                       GROWTH FUNDS CLASSIFICATION

                                     Hancock Horizon                                           Lipper
                  Hancock Horizon    Growth Fund,       Hancock Horizon                        Multi-Cap
                  Growth Fund,       Class A            Growth Fund,         Russell 1000      Growth Funds
Years             Trust Class        (with load)        Class C              Growth Index      Classification
1/31/01           $10,000            $ 9,475            $10,000              $10,000           $10,000
Jan-02              8,876              8,395              8,800                7,312             7,543
Jan-03              7,142              6,740              7,013                5,238             5,522
Jan-04              9,829              9,260              9,560                7,107             7,766
Jan-05             11,016             10,347             10,607                7,157             8,127
Jan-06             13,545             12,691             12,907                7,930             9,616
Jan-07             13,825             12,917             13,045                8,719            10,237
Jan-08             13,481             12,569             12,598                8,763            10,416
Jan-09              8,092              7,527              7,486                5,570             6,310

                                                                          (LOGO)
                                                                JANUARY 31, 2009

RUSSELL 1000 GROWTH INDEX is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

        SECTOR WEIGHTINGS

           (PIE CHART)

INFORMATION TECHNOLOGY       26.0%
HEALTH CARE                  18.7%
CONSUMER DISCRETIONARY       17.7%
INDUSTRIALS                  15.1%
CONSUMER STAPLES              8.3%
ENERGY                        7.0%
TELECOMMUNICATION SERVICES    3.0%
MATERIALS                     2.0%
CASH EQUIVALENT               1.3%
FINANCIALS                    0.9%

% of Total Portfolio Investments

                      ONE-YEAR     ANNUALIZED      ANNUALIZED       ANNUALIZED
                       RETURN    3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
                      --------   -------------   -------------   -----------------
Trust Class            -39.98%      -15.78%          -3.82%            -2.61%
Class A                -40.12%      -15.98%          -4.06%            -2.84%
Class A, with load*    -43.26%      -17.48%          -5.09%            -3.49%
Class C                -40.57%      -16.60%          -4.77%            -3.55%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

            TOP TEN EQUITY HOLDINGS

                                      Percentage of
                                       Investments
                                      -------------
 1. AutoZone                              2.9%
 2. Medco Health Solutions                2.6%
 3. Gilead Sciences                       2.4%
 4. Becton Dickinson                      2.4%
 5. Baxter International                  2.3%
 6. Ross Stores                           2.2%
 7. CR Bard                               2.2%
 8. International Business Machines       2.2%
 9. Hewlett-Packard                       2.1%
10. Alberto-Culver, Cl B                  2.1%

     Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

     The BURKENROAD FUND seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
     Horizon Advisers intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.
     At January 31, 2009, common stocks represented 98.8% of the Burkenroad Fund's net assets. The Burkenroad Fund's largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications, Consumer Staples, Utilities, and Information Technology stocks accounted for minimal or no exposure.
     The Burkenroad Fund's return for the year ended January 31, 2009 was -26.36% and -26.50% for Class A (without load) and Class D, respectively. These results outperformed the Fund's benchmark, the Russell 2000 Index which returned -36.84% for that same period. Stock selection better than the Russell 2000 Index in all sectors except Technology played a large role in the Fund's outperformance. Underweight Financial stocks and overweight in Staples also benefitted the relative performance of the Fund.
     The Fund's long-term numbers remain very impressive. Since it's inception of December 31, 2001, the Fund has returned 5.73% annualized for Class A (without load) shareholders and 5.53% annualized for Class D shareholders. This compares very favorably to the Russell 2000 return of -0.09%.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        HANCOCK HORIZON BURKENROAD FUND, CLASS A (WITH LOAD) AND CLASS D,
          VERSUS THE RUSSELL 2000 INDEX, AND THE LIPPER SMALL-CAP VALUE
                              FUNDS CLASSIFICATION

                  Hancock Horizon                                        Lipper
                  Burkenroad Fund,   Hancock Horizon                     Small-Cap
                  Class A            Burkenroad Fund,   Russell 2000     Value Funds
Years             (with load)        Class D            Index            Classification
12/31/01          $ 9,475            $10,000            $10,000          $10,000
Jan-02              9,507             10,033              9,896           10,060
Jan-03              9,025              9,518              7,731            8,608
Jan-04             13,165             13,841             12,218           13,037
Jan-05             15,881             16,660             13,277           14,866
Jan-06             18,634             19,512             15,785           17,471
Jan-07             19,919             20,835             17,434           19,320
Jan-08             19,095             19,917             15,727           17,181
Jan-09             14,061             14,639              9,933           10,652

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

         SECTOR WEIGHTINGS

            (PIE CHART)

ENERGY                       17.3%
INDUSTRIALS                  16.9%
FINANCIALS                   16.3%
CONSUMER DISCRETIONARY       13.4%
INFORMATION TECHNOLOGY        9.7%
HEALTH CARE                   9.3%
CONSUMER STAPLES              6.5%
UTILITIES                     4.2%
MATERIALS                     3.6%
TELECOMMUNICATION SERVICES    2.0%
CASH EQUIVALENTS              0.8%

% of Total Portfolio Investments

                                                                 ANNUALIZED
                      ONE-YEAR     ANNUALIZED      ANNUALIZED     INCEPTION
                       RETURN    3-YEAR RETURN   5-YEAR RETURN     TO DATE
                      --------   -------------   -------------   ----------
Class A                -26.36%       -8.96%          1.33%          5.73%
Class A, with load*    -30.22%      -10.58%          0.24%          4.93%
Class D                -26.50%       -9.13%          1.13%          5.53%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

          TOP TEN EQUITY HOLDINGS

                                   Percentage of
                                    Investments
                                   -------------
 1. Amerisafe                           2.5%
 2. Cleco                               2.5%
 3. Earthlink                           2.3%
 4. Cal-Maine Foods                     2.2%
 5. Cyberonics                          2.2%
 6. ProAssurance                        2.2%
 7. Immucor                             2.2%
 8. Seacor Holdings                     2.1%
 9. Sykes Enterprises                   2.1%
10. Natural Resource Partners LP        2.1%

     The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
     The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.
     In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

     The QUANTITATIVE LONG/SHORT FUND seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P Composite 1500 Index.
     Horizon Advisers establishes long positions in common stocks we believe to be "undervalued" and establishes short positions in common stocks we believe to be "overvalued" based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.
     On January 31, 2009, the Quantitative Long/Short Fund had a net long position of 92.2%, with about 6.6% of the Fund's value in short positions. The Fund's largest holdings were in Health Care, Technology, and Industrial stocks, while having little exposure to Energy, Financial, and Telecommunication stocks.
     The Quantitative Long/Short Fund's return from inception (9/30/08) through January 31, 2009 was -24.43% for Trust Class, -24.47% for Class A (without load), and -24.73% for Class C. This compares favorably to the Fund's benchmark, the S&P 1500 Index which returned -28.95% for the same period.
     The Fund greatly benefited by being underweight Financials and overweight Healthcare relative to the S&P 1500 Index. Stock selection in Consumer Discretionary, Industrial, and Technology stocks also significantly contributed to the Fund's outperformance.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON
  QUANTITATIVE LONG/SHORT FUND, TRUST CLASS, CLASS A (WITH LOAD), AND CLASS C,
      VERSUS THE S&P 1500 COMPOSITE INDEX, AND THE LIPPER LONG/SHORT EQUITY
                                 CLASSIFICATION

                                     Hancock Horizon
                  Hancock Horizon    Quantitative        Hancock Horizon                       Lipper
                  Quantitative       Long/Short Fund,    Quantitative        S&P 1500          Long/Short
                  Long/Short Fund,   Class A             Long/Short Fund,    Composite         Equity
Months            Trust Class        (with load)         Class C             Index             Classification
9/30/08           $10,000            $9,475              $10,000             $10,000           $10,000
Oct-08              8,300             7,871                8,293               8,268             8,580
Nov-08              7,713             7,308                7,700               7,648             7,980
Dec-08              8,004             7,580                7,973               7,764             8,246
Jan-09              7,557             7,157                7,527               7,104             7,845

The S&P 1500 COMPOSITE INDEX is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

LIPPER LONG/SHORT EQUITY CLASSIFICATION is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

        SECTOR WEIGHTINGS

           (PIE CHART)

HEALTH CARE                  31.4%
INFORMATION TECHNOLOGY       18.7%
CONSUMER STAPLES             15.5%
INDUSTRIALS                  12.4%
FINANCIALS                    5.9%
CONSUMER DISCRETIONARY        4.5%
MATERIALS                     4.1%
UTILITIES                     3.9%
CASH EQUIVALENTS              2.2%
TELECOMMUNICATION SERVICES    1.4%

% of Total Portfolio Investments, which excludes securities sold short.

                      CUMULATIVE
                       INCEPTION
                        TO DATE
                      ----------
Trust Class             -24.43%
Class A                 -24.47%
Class A, with load*     -28.43%
Class C                 -24.73%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 2008.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

      TOP TEN EQUITY HOLDINGS -- LONG

                               Percentage of
                                Investments
                               -------------
 1. Dollar Tree                     1.6%
 2. AutoZone                        1.6%
 3. Harris                          1.6%
 4. Humana                          1.5%
 5. Symantec                        1.5%
 6. EMCOR Group                     1.5%
 7. Rock-Tenn, Cl A                 1.5%
 8. Amerisource Bergen, Cl A        1.4%
 9. FMC                             1.4%
10. Bristol-Myers Squibb            1.4%

     With short sales, you risk paying more for a security than you received from its sale.

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

     The DIVERSIFIED INTERNATIONAL FUND seeks capital appreciation by investing in foreign companies believed to be undervalued with above-average price appreciation potential. The Fund's investments are ordinarily diversified among regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, EARNEST Partners, LLC (the "Sub-Adviser").
     The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI All Country World (ACWI) ex-U.S. Index, while controlling volatility and risk. The Sub-Adviser implements this philosophy using a screen developed in-house called RETURN PATTERN RECOGNITION(R), thorough fundamental analysis, and risk management that minimizes the likelihood of meaningfully underperforming the benchmark. Potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, the Sub-Adviser utilizes an in-depth fundamental review and a statistical risk management approach to select Fund investments.
     At January 31, 2009, the Fund's largest geographic concentrations were in Europe and Asia (ex. Japan), which represented over 60% of common stock investments. The Fund's largest sector exposures were in Financials, Healthcare, Telecommunications Services, and Industrials.
     The Diversified International Fund's return from inception (9/30/08) through January 31, 2009 was -30.53% for Trust Class, -30.57% for Class A (without load), and -30.77% for Class C. This performance was in line with the Fund's benchmark, the MSCI ACWI ex-U.S. Index which returned -29.21% for the same period. The final quarter of 2008 capped a challenging year in the international equity market. Companies across the board, regardless of geography, market cap, sector or style, declined significantly in value. Many investors were forced to the sidelines as lenders retracted credit, reducing the amount of leverage available. Others fled the equity markets in favor of cash or government bonds. The end result was the worst annual decline in equity markets in 70 years, accompanied by extreme volatility. Market declines continued in the first month of 2009 as investors remained concerned over the state of the financial system and the health of economies around the world.
     For the period, positive stock selection in the portfolio was offset by the negative impact of the portfolio's relative country and sector weightings. The portfolio's relative overweight positions in emerging markets and financial companies, both of which underperformed the broader market, and underweight positions in European and Japanese companies, which outperformed the market, negatively impacted relative returns. Absolute declines were driven by the portfolio's financial holdings, which fell more than 30%, in line with the benchmark's Financial holdings, as a result of the global credit crisis.

     In 2008, as a result of the tight global credit environment and recessionary pressures, fiscal and monetary authorities around the world took unprecedented action to jumpstart stunned economies and avert accelerating panic in the face of the current financial crisis. During the fourth quarter alone, the European Central Bank lowered its key rate by 75 basis points, its largest cut in its 10-year history. Japan, with little room to increase its monetary stimulus, approved a $974 billion fiscal budget, its largest ever. China, in a series of both monetary and fiscal steps, lowered its interest rates for the fifth time in three months, and it approved an extraordinary, infrastructure-focused $586 billion spending stimulus. Although the economic environment continues to be difficult, with rising unemployment, low consumer confidence and reductions in GDP expectations common across the world, we have seen some signs of stabilization in the financial markets. For example, LIBOR, the interbank borrowing rate established by London financial institutions has come down from an October high of 4%+ to roughly 1.2% - making funding more accessible and affordable. Furthermore, lower commodities prices have eased inflationary pressures around the world and have provided some relief for consumers. Looking forward, EARNEST Partners in managing the Hancock Horizon Diversified International Fund will continue to seek out high quality, fundamentally sound companies poised to outperform the market regardless of economic conditions.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON
 DIVERSIFIED INTERNATIONAL FUND, TRUST CLASS, CLASS A (WITH LOAD), AND CLASS C, VERSUS THE MSCI ALL COUNTRY EX-US INDEX, AND THE LIPPER INTERNATIONAL MULTI-CAP
                               CORE CLASSIFICATION

                              (PERFORMANCE GRAPH)

                                     Hancock Horizon
                  Hancock Horizon    Diversified         Hancock Horizon                       Lipper
                  Diversified        International,      Diversified         MSCI              International
                  International,     Class A             International,      All Country       Multi-Cap Core
Months            Trust Class        (with load)         Class C             ex-US Index       Classification
9/30/08           $10,000            $9,475              $10,000             $10,000           $10,000
Oct-08              7,893             7,492                7,887               7,798             7,893
Nov-08              7,320             6,936                7,313               7,347             7,430
Dec-08              7,716             7,308                7,697               7,766             7,960
Jan-09              6,947             6,579                6,923               7,080             7,124

The MSCI ALL COUNTRY EX-US INDEX is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

LIPPER INTERNATIONAL MULTI-CAP CORE CLASSIFICATION invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to S&P/Citigroup World ex-US BMI.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com.

       SECTOR WEIGHTINGS

          (PIE CHART)

FINANCIALS                   29.5%
HEALTH CARE                  10.6%
CASH EQUIVALENTS              8.8%
TELECOMMUNICATION SERVICES    8.7%
MATERIALS                     8.6%
INDUSTRIALS                   8.6%
ENERGY                        7.8%
EXCHANGE TRADED FUNDS         6.8%
INFORMATION TECHNOLOGY        4.7%
CONSUMER DISCRETIONARY        3.6%
CONSUMER STAPLES              2.3%

% of Total Portfolio Investments

                          CUMULATIVE
                      INCEPTION TO DATE
                      -----------------
Trust Class                -30.53%
Class A                    -30.57%
Class A, with load*        -34.21%
Class C                    -30.77%

FOR PERIODS ENDED JANUARY 31, 2009. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 2008.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

*    REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONCLUDED)

    COUNTRY WEIGHTINGS

Japan               10.9%
United Kingdom      10.0%
Cash Equivalents     8.8%
China                7.5%
Hong Kong            6.3%
Switzerland          6.1%
Netherlands          5.8%
Brazil               5.2%
United States        4.4%
Norway               3.7%
France               3.5%
Austria              3.3%
Ireland              3.1%
Spain                2.9%
South Korea          2.6%
Canada               2.4%
Singapore            2.4%
Finland              2.1%
Australia            2.0%
Turkey               1.4%
Bermuda              1.2%
India                1.2%
Mexico               1.2%
Columbia             1.0%
Italy                0.9%
Luxemburg            0.1%
                   -----
                   100.0%

% of Total Portfolio Investments

        TOP TEN EQUITY HOLDINGS

                                  Percentage of
                                   Investments*
                                  -------------
 1. KONINKLIJKE KPN                    4.1%
 2. iShares MSCI EAFE Index Fund       3.8%
 3. Roche Holdings                     3.4%
 4. ICON ADR                           3.1%
 5. Secom                              3.1%
 6. Mapfre                             2.9%
 7. Sun Hung Kai Properties            2.9%
 8. Rogers Communications, Cl B        2.4%
 9. Shire                              2.4%
10. United Industrial                  2.4%

*    Excludes Short-Term Investments.

     There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                                                          (LOGO)
DISCLOSURE OF FUND EXPENSES (UNAUDITED)                         JANUARY 31, 2009

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN -- This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the "Expenses Paid During Period" column.

- HYPOTHETICAL 5% RETURN -- This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

                                    BEGINNING     ENDING                 EXPENSES
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE       EXPENSE     DURING
                                      8/1/08     1/31/09      RATIOS      PERIOD*
                                    ---------   ---------   ----------   --------
TREASURY SECURITIES MONEY MARKET FUND
ACTUAL FUND RETURN
Trust Class .....................   $1,000.00   $1,002.60      0.57%      $ 2.87
Institutional Sweep Class .......    1,000.00    1,001.70      0.79%        3.97
Class A .........................    1,000.00    1,001.20      0.96%        4.83

HYPOTHETICAL 5% RETURN
Trust Class .....................   $1,000.00   $1,022.27      0.57%      $ 2.90
Institutional Sweep Class .......    1,000.00    1,021.17      0.79%        4.01
Class A .........................    1,000.00    1,020.31      0.96%        4.88

STRATEGIC INCOME BOND FUND
ACTUAL FUND RETURN
Trust Class .....................   $1,000.00   $1,028.00      0.75%      $ 3.82
Class A .........................    1,000.00    1,026.70      1.00         5.09
Class C .........................    1,000.00    1,022.30      1.75         8.90

HYPOTHETICAL 5% RETURN
Trust Class .....................   $1,000.00   $1,021.37      0.75%      $ 3.81
Class A .........................    1,000.00    1,020.11      1.00         5.08
Class C .........................    1,000.00    1,016.34      1.75         8.87

VALUE FUND
ACTUAL FUND RETURN
Trust Class .....................   $1,000.00   $  682.80      1.05%      $ 4.44
Class A .........................    1,000.00      681.30      1.30         5.49
Class C .........................    1,000.00      679.30      2.05         8.65

HYPOTHETICAL 5% RETURN
Trust Class .....................   $1,000.00   $1,019.86      1.05%      $ 5.33
Class A .........................    1,000.00    1,018.60      1.30         6.60
Class C .........................    1,000.00    1,014.83      2.05        10.38

GROWTH FUND ACTUAL FUND RETURN
Trust Class .....................   $1,000.00   $  636.60      1.10%      $ 4.53
Class A .........................    1,000.00      635.90      1.35         5.55
Class C .........................    1,000.00      633.00      2.10         8.62

HYPOTHETICAL 5% RETURN
Trust Class .....................   $1,000.00   $1,019.61      1.10%      $ 5.58
Class A .........................    1,000.00    1,018.35      1.35         6.85
Class C .........................    1,000.00    1,014.58      2.10        10.63

BURKENROAD FUND
ACTUAL FUND RETURN
Class A .........................   $1,000.00   $  649.00      1.40%      $ 5.80
Class D .........................    1,000.00      648.50      1.64         6.80

HYPOTHETICAL 5% RETURN
Class A .........................   $1,000.00   $1,018.10      1.40%      $ 7.10
Class D .........................    1,000.00    1,016.89      1.64         8.31

                                    BEGINNING     ENDING                 EXPENSES
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE       EXPENSE     DURING
                                     9/30/08     1/31/09      RATIOS      PERIOD*
                                    ---------   ---------   ----------   --------
QUANTITATIVE LONG/SHORT FUND
ACTUAL FUND RETURN
Trust Class .....................   $1,000.00   $  755.70      1.77%     $ 5.26(1)
Class A .........................    1,000.00      755.30      2.02        6.01(1)
Class C .........................    1,000.00      752.70      2.74        8.14(1)

HYPOTHETICAL 5% RETURN
Trust Class .....................   $1,000.00   $1,016.24      1.77%     $ 8.97
Class A .........................    1,000.00    1,014.98      2.02       10.23
Class C .........................    1,000.00    1,011.36      2.74       13.85

DIVERSIFIED INTERNATIONAL FUND
ACTUAL FUND RETURN
Trust Class .....................   $1,000.00   $  694.70      1.50%     $ 4.31(1)
Class A .........................    1,000.00      694.30      1.75        5.02(1)
Class C .........................    1,000.00      692.30      2.50        7.17(1)

HYPOTHETICAL 5% RETURN
Trust Class .....................   $1,000.00   $1,017.60      1.50%     $ 7.61
Class A .........................    1,000.00    1,016.34      1.75        8.87
Class C .........................    1,000.00    1,012.57      2.50       12.65

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(1) Commenced operations on September 30, 2008. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 124/366 (to reflect the period since inception).

                                                                          (LOGO)
SCHEDULES OF INVESTMENTS                                        JANUARY 31, 2009

TREASURY SECURITIES MONEY MARKET FUND

                                                      FACE AMOUNT       VALUE
DESCRIPTION                                          (000)/SHARES       (000)
--------------------------------------------------   ------------   ------------
U.S. TREASURY OBLIGATIONS -- 45.3%
         U.S. Treasury Bills (A)
         1.081%, 02/12/09                            $     50,000   $     49,983
         0.883%, 03/19/09                                  40,000         39,955
         1.282%, 04/02/09                                  25,000         24,947
         0.773%, 04/09/09                                  40,000         39,943
         0.184%, 06/11/09                                  35,000         34,977
                                                                    ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $189,805)                       189,805
                                                                    ------------
CASH EQUIVALENT (B) -- 9.6%
      Federated U.S. Treasury Cash
         Reserves, Cl I, 0.020%                        40,000,000         40,000
                                                                    ------------
   TOTAL CASH EQUIVALENT (COST $40,000)                                   40,000
                                                                    ------------
REPURCHASE AGREEMENTS (C) -- 45.2%
      Deutsche Bank
         0.250%, dated 01/30/09, to be
         repurchased on 02/02/09, repurchase price
         $95,001,979 (collateralized by a U.S.
         Treasury Bill, par value $96,915,800,
         0.000%, 03/12/09, with total market
         value $96,900,003)                                95,000         95,000
      JPMorgan
         0.220%, dated 01/30/09, to be repurchased
         on 02/02/09, repurchase price $94,479,102
         (collateralized by two U.S. Treasury
         Bills, ranging in par value
         $24,395,000-$72,075,000,
         0.000%-0.000%, 05/28/09-06/24/09,
         with total market value $96,370,714)              94,477         94,477
                                                                    ------------
   TOTAL REPURCHASE AGREEMENTS (COST $189,477)                           189,477
                                                                    ------------
   TOTAL INVESTMENTS -- 100.1% (COST $419,282)                      $    419,282
                                                                    ------------

Percentages are based on net assets $418,984 (000).

Cl -- Class

(A)  The rate reported is the effective yield at time of purchase.

(B)  The rate shown is the 7-day effective yield as of January 31, 2009.

(C)  Tri Party Repurchase Agreements.

The accompanying notes are an integral part of the financial statements.

SCHEDULES OF INVESTMENTS

STRATEGIC INCOME BOND FUND

                                                      FACE AMOUNT       VALUE
DESCRIPTION                                              (000)          (000)
--------------------------------------------------   ------------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 30.8%
   FFCB
      5.540%, 11/07/16                               $      1,500   $      1,694
      4.450%, 06/01/15                                      2,500          2,716
   FHLB
      5.250%, 06/10/11                                      3,000          3,238
      5.200%, 02/26/18                                      2,000          2,003
      5.125%, 06/11/38                                      1,500          1,528
      5.000%, 12/09/16                                      1,000          1,090
      5.000%, 11/17/17                                      1,000          1,089
      5.000%, 12/08/17                                      1,000          1,089
      4.500%, 06/21/10                                      1,500          1,566
      4.000%, 11/13/09                                        500            512
   FHLMC
      7.000%, 03/15/10                                      1,500          1,599
      5.250%, 04/18/16                                      1,000          1,124
      5.125%, 08/23/10                                      2,000          2,117
      4.500%, 01/15/15                                      1,750          1,907
   FNMA
      6.250%, 05/15/29                                      1,500          1,826
      5.500%, 03/15/11                                      1,500          1,621
      5.000%, 02/13/17                                        500            541
      5.000%, 11/01/21                                      1,677          1,719
      4.140%, 02/04/15                                      2,000          2,036
                                                                    ------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $29,148)                                                      31,015
                                                                    ------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 30.0%
   FHLMC
      7.000%, 12/01/14                                          5              6
      7.000%, 04/01/15                                          9              9
      5.500%, 08/01/21                                      1,015          1,047
      5.500%, 10/01/36                                      1,289          1,320
      5.000%, 01/01/13                                      1,027          1,044
      5.000%, 10/01/16                                        394            406
      5.000%, 04/01/22                                      1,514          1,551
      5.000%, 04/01/23                                      1,118          1,145
   FNMA
      7.500%, 04/01/15                                         --             --
      7.500%, 12/01/30                                         18             19
      7.000%, 12/01/09                                          1              1
      6.500%, 01/01/32                                        170            179
      6.000%, 08/01/35                                      1,529          1,580
      6.000%, 05/01/36                                      1,068          1,102
      6.000%, 07/01/36                                      1,010          1,042
      5.500%, 06/01/25                                      1,674          1,714

                                                      FACE AMOUNT       VALUE
DESCRIPTION                                              (000)          (000)
--------------------------------------------------   ------------   ------------
   FNMA -- (continued)
      5.500%, 10/01/34                               $        558   $        573
      5.500%, 01/01/36                                      1,195          1,224
      5.500%, 02/01/36                                      1,902          1,949
      5.500%, 04/01/36                                      1,197          1,226
      5.000%, 10/01/18                                        311            320
      5.000%, 12/01/18                                        355            366
      5.000%, 05/01/38                                      1,955          1,989
      4.500%, 07/01/18                                        845            862
      4.000%, 09/01/10                                        689            700
   GNMA
      7.500%, 08/15/12                                          6              7
      7.500%, 09/15/13                                          5              6
      7.500%, 12/20/29                                          3              3
      6.500%, 09/15/13                                         19             20
      6.500%, 04/15/14                                          6              6
      6.500%, 03/15/31                                         28             29
      6.500%, 07/15/31                                        401            419
      6.000%, 05/15/28                                          3              3
      6.000%, 09/15/34                                        390            403
      6.000%, 11/15/34                                        213            219
      6.000%, 12/15/34                                        233            240
      5.500%, 01/15/36                                      1,419          1,457
      5.500%, 04/15/36                                      1,119          1,149
      5.000%, 09/15/17                                        254            264
      5.000%, 12/15/17                                        334            347
      5.000%, 10/15/18                                         31             33
      5.000%, 11/15/18                                         25             26
      5.000%, 01/15/19                                        582            605
      5.000%, 03/15/33                                         41             42
      5.000%, 04/15/33                                         20             20
      5.000%, 06/15/33                                         67             69
      5.000%, 04/15/38                                      2,437          2,489
      4.500%, 02/15/20                                      1,005          1,033
                                                                    ------------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
      OBLIGATIONS (COST $29,409)                                          30,263
                                                                    ------------
CORPORATE BONDS -- 26.1%
   Aerospace & Defense -- 2.4%
   General Dynamics
      4.500%, 08/15/10                                      1,000          1,042
   Honeywell International
      5.300%, 03/01/18                                      1,400          1,401
                                                                    ------------
   TOTAL AEROSPACE & DEFENSE                                               2,443
                                                                    ------------

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                                      FACE AMOUNT       VALUE
DESCRIPTION                                              (000)          (000)
--------------------------------------------------   ------------   ------------
   Agriculture -- 1.8%
   Cargill 144A
      4.375%, 06/01/13                               $      2,000   $      1,845
                                                                    ------------
   TOTAL AGRICULTURE                                                       1,845
                                                                    ------------
   Banks -- 0.9%
   Citigroup
      5.300%, 01/07/16                                      1,000            862
                                                                    ------------
   TOTAL BANKS                                                               862
                                                                    ------------
   Building & Construction -- 1.0%
   CRH America
      8.125%, 07/15/18                                      1,300            987
                                                                    ------------
   TOTAL BUILDING & CONSTRUCTION                                             987
                                                                    ------------
   Chemicals -- 2.0%
   Dow Chemical
      6.000%, 10/01/12                                      1,000            958
   E.I. Du Pont de Nemours
      4.125%, 04/30/10                                      1,000          1,016
                                                                    ------------
   TOTAL CHEMICALS                                                         1,974
                                                                    ------------
   Electrical Services & Equipment -- 2.1%
   Pacificorp
      6.900%, 11/15/11                                        793            855
   PSEG Power
      3.750%, 04/01/09                                      1,300          1,303
                                                                    ------------
   TOTAL ELECTRICAL SERVICES & EQUIPMENT                                   2,158
                                                                    ------------
   Electrical Utilities -- 0.9%
   Northeast Utilities
      5.650%, 06/01/13                                      1,000            943
                                                                    ------------
   TOTAL ELECTRICAL UTILITIES                                                943
                                                                    ------------
   Entertainment -- 1.0%
   Walt Disney
      4.500%, 12/15/13                                      1,000          1,030
                                                                    ------------
   TOTAL ENTERTAINMENT                                                     1,030
                                                                    ------------
   Financial Services -- 5.2%
   Boeing Capital
      6.500%, 02/15/12                                      1,000          1,053
   Ford Motor Credit
      7.375%, 02/01/11                                        650            486

                                                      FACE AMOUNT       VALUE
DESCRIPTION                                              (000)          (000)
--------------------------------------------------   ------------   ------------
   Financial Services -- (continued)
   General Electric Capital MTN, Ser A
      6.875%, 11/15/10                               $        500   $        518
   Lehman Brothers Holdings (A)
      6.875%, 05/02/18                                      1,500            210
   Merrill Lynch
      6.050%, 05/16/16                                      1,000            842
   Morgan Stanley
      5.550%, 04/27/17                                        970            826
   Simon Property Group LP (D)
      5.600%, 09/01/11                                      1,500          1,325
                                                                    ------------
   TOTAL FINANCIAL SERVICES                                                5,260
                                                                    ------------
   Food, Beverage & Tobacco -- 0.5%
   Campbell Soup
      6.750%, 02/15/11                                        500            538
                                                                    ------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                            538
                                                                    ------------
   Medical Products & Services -- 1.7%
   Humana
      7.200%, 06/15/18                                      1,425          1,198
   Medco Health Solutions
      7.250%, 08/15/13                                        500            492
                                                                    ------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       1,690
                                                                    ------------
   Oil Exploration & Production -- 0.8%
   Anadarko Petroleum
      5.000%, 10/01/12                                        850            794
                                                                    ------------
   TOTAL OIL EXPLORATION & PRODUCTION                                        794
                                                                    ------------
   Printing & Publishing -- 0.8%
   Gannett
      5.750%, 06/01/11                                      1,000            780
                                                                    ------------
   TOTAL PRINTING & PUBLISHING                                               780
                                                                    ------------
   Retail -- 2.9%
   Target
      5.375%, 06/15/09                                        500            505
      5.375%, 05/01/17                                      1,000            970
   Wal-Mart Stores
      4.000%, 01/15/10                                      1,000          1,022
   Yum! Brands
      6.250%, 04/15/16                                        500            454
                                                                    ------------
   TOTAL RETAIL                                                            2,951
                                                                    ------------

SCHEDULES OF INVESTMENTS

STRATEGIC INCOME BOND FUND (CONCLUDED)

                                                      FACE AMOUNT       VALUE
DESCRIPTION                                          (000)/SHARES       (000)
--------------------------------------------------   ------------   ------------
   Telephones & Telecommunication -- 2.1%
   BellSouth
      6.000%, 10/15/11                               $      1,000   $      1,049
   SBC Communications
      5.875%, 08/15/12                                      1,000          1,048
                                                                    ------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                    2,097
                                                                    ------------
   TOTAL CORPORATE BONDS (COST $29,066)                                   26,352
                                                                    ------------
EXCHANGE TRADED FUNDS -- 10.0%
   iShares iBoxx High Yield Fund                           31,500          2,370
   iShares iBoxx Investment Grade
      Corporate Bond Fund                                  76,958          7,682
                                                                    ------------
   TOTAL EXCHANGE TRADED FUNDS (COST $10,471)                             10,052
                                                                    ------------
MUNICIPAL BOND -- 0.9%
   State of California
      5.250%, 08/01/38                                      1,000            935
                                                                    ------------
   TOTAL MUNICIPAL BOND (COST $993)                                          935
                                                                    ------------
CASH EQUIVALENT (B) (C) -- 1.3%
   Hancock Horizon Treasury Securities Money
      Market Fund, 0.010%                               1,303,218          1,303
                                                                    ------------
   TOTAL CASH EQUIVALENT (COST $1,303)                                     1,303
                                                                    ------------
   TOTAL INVESTMENTS -- 99.1% (COST $100,390)                       $     99,920
                                                                    ------------

Percentages are based on net assets $100,817 (000).

(A)  Security is in default on interest payments.

(B)  The rate reported is the 7-day effective yield as of January 31, 2009.

(C)  Investment in affiliated company (see Note 3).

(D) Security considered a Master Limited Partnership. At January 31, 2009, this security amounted to $1,325 (000) or 1.31% of net assets.

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LP -- Limited Partnership
MTN -- Medium Term Note
Ser -- Series
144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2009, the value of these securities amounted to $1,845 (000s), representing 1.83% of the net assets of the Fund.

Amounts designated as "--" are $0 (000) or have been rounded to $0 (000).

The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

VALUE FUND

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
COMMON STOCK -- 98.8%
   Advertising Agencies -- 1.2%
      Omnicom Group                                        53,000   $      1,372
                                                                    ------------
   TOTAL ADVERTISING AGENCIES                                              1,372
                                                                    ------------
   Aerospace & Defense -- 6.7%
      L-3 Communications Holdings, Cl 3                    23,000          1,817
      Lockheed Martin                                      25,000          2,051
      Raytheon                                             46,000          2,329
      Rockwell Collins                                     40,000          1,507
                                                                    ------------
   TOTAL AEROSPACE & DEFENSE                                               7,704
                                                                    ------------
   Agriculture -- 2.1%
      Monsanto                                             32,000          2,434
                                                                    ------------
   TOTAL AGRICULTURE                                                       2,434
                                                                    ------------
   Banks -- 1.9%
      Hudson City Bancorp                                 100,000          1,160
      Wells Fargo                                          55,000          1,040
                                                                    ------------
   TOTAL BANKS                                                             2,200
                                                                    ------------
   Chemicals -- 3.4%
      FMC                                                  46,000          2,052
      Praxair                                              30,000          1,868
                                                                    ------------
   TOTAL CHEMICALS                                                         3,920
                                                                    ------------
   Computer Software -- 1.7%
      Synopsys*                                           104,000          1,924
                                                                    ------------
   TOTAL COMPUTER SOFTWARE                                                 1,924
                                                                    ------------
   Computers & Services -- 4.4%
      Diebold                                              70,000          1,735
      EMC*                                                160,000          1,766
      QLogic*                                             140,000          1,585
                                                                    ------------
   TOTAL COMPUTERS & SERVICES                                              5,086
                                                                    ------------
   Containers & Packaging -- 1.4%
      Ball                                                 42,000          1,610
                                                                    ------------
   TOTAL CONTAINERS & PACKAGING                                            1,610
                                                                    ------------
   Cosmetics & Toiletries -- 2.2%
      Colgate Palmolive                                    40,000          2,602
                                                                    ------------
   TOTAL COSMETICS & TOILETRIES                                            2,602
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Drugs -- 6.8%
      Abbott Laboratories                                  46,000   $      2,550
      Eli Lilly                                            50,000          1,841
      Johnson & Johnson                                    36,000          2,077
      Pfizer                                               99,000          1,443
                                                                    ------------
   TOTAL DRUGS                                                             7,911
                                                                    ------------
   Drugs/Pharmaceutical Services -- 1.7%
      AmerisourceBergen, Cl A                              53,000          1,925
                                                                    ------------
   TOTAL DRUGS/PHARMACEUTICAL SERVICES                                     1,925
                                                                    ------------
   Electrical Utilities -- 10.8%
      American Electric Power                              65,000          2,038
      DTE Energy                                           50,000          1,725
      FirstEnergy                                          37,000          1,850
      FPL Group                                            50,000          2,577
      SCANA                                                62,000          2,126
      Southern Company                                     66,000          2,208
                                                                    ------------
   TOTAL ELECTRICAL UTILITIES                                             12,524
                                                                    ------------
   Entertainment -- 1.0%
      Time Warner                                         125,000          1,166
                                                                    ------------
   TOTAL ENTERTAINMENT                                                     1,166
                                                                    ------------
   Environmental Services -- 1.8%
      Waste Management                                     66,000          2,059
                                                                    ------------
   TOTAL ENVIRONMENTAL SERVICES                                            2,059
                                                                    ------------
   Financial Services -- 1.6%
      Northern Trust                                       32,000          1,841
                                                                    ------------
   TOTAL FINANCIAL SERVICES                                                1,841
                                                                    ------------
   Food, Beverage & Tobacco -- 5.6%
      Coca-Cola                                            50,000          2,136
      General Mills                                        40,000          2,366
      Kroger                                               90,000          2,025
                                                                    ------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          6,527
                                                                    ------------
   Health Care Services -- 1.8%
      Quest Diagnostics                                    43,000          2,122
                                                                    ------------
   TOTAL HEALTH CARE SERVICES                                              2,122
                                                                    ------------
   Industrials -- 2.5%
      Emerson Electric                                     50,000          1,635

SCHEDULES OF INVESTMENTS

VALUE FUND (CONCLUDED)

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Industrials -- (continued)
      Nucor                                                31,000   $      1,264
                                                                    ------------
   TOTAL INDUSTRIALS                                                       2,899
                                                                    ------------
   Insurance -- 5.9%
      Chubb                                                48,000          2,044
      Torchmark                                            45,000          1,350
      Unum Group                                          110,000          1,558
      WR Berkley                                           70,000          1,853
                                                                    ------------
   TOTAL INSURANCE                                                         6,805
                                                                    ------------
   Insurance Brokers -- 1.4%
      AON                                                  45,000          1,667
                                                                    ------------
   TOTAL INSURANCE BROKERS                                                 1,667
                                                                    ------------
   Investment Management Companies -- 1.2%
      Federated Investors, Cl B                            70,000          1,366
                                                                    ------------
   TOTAL INVESTMENT MANAGEMENT COMPANIES                                   1,366
                                                                    ------------
   Machinery -- 2.5%
      Flowserve                                            27,000          1,439
      Parker Hannifin                                      37,000          1,414
                                                                    ------------
   TOTAL MACHINERY                                                         2,853
                                                                    ------------
   Manufacturing -- 1.5%
      3M                                                   32,000          1,721
                                                                    ------------
   TOTAL MANUFACTURING                                                     1,721
                                                                    ------------
   Medical Products & Services -- 1.7%
      Amgen*                                               35,000          1,920
                                                                    ------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       1,920
                                                                    ------------
   Multi-Utilities -- 1.5%
      Sempra Energy                                        39,000          1,710
                                                                    ------------
   TOTAL MULTI-UTILITIES                                                   1,710
                                                                    ------------
   Oil Drilling & Refining -- 1.2%
      ENSCO International                                  50,000          1,368
                                                                    ------------
   TOTAL OIL DRILLING & REFINING                                           1,368
                                                                    ------------
   Petroleum & Fuel Products -- 5.3%
      Apache                                               24,000          1,800
      EOG Resources                                        20,000          1,355
      Halliburton                                          70,000          1,208

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Petroleum & Fuel Products -- (continued)
      Occidental Petroleum                                 32,000   $      1,746
                                                                    ------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         6,109
                                                                    ------------
   Petroleum Refining -- 4.8%
      ConocoPhillips                                       40,000          1,901
      Exxon Mobil                                          27,000          2,065
      Murphy Oil                                           37,000          1,635
                                                                    ------------
   TOTAL PETROLEUM REFINING                                                5,601
                                                                    ------------
   Retail -- 8.4%
      Family Dollar Stores                                 65,000          1,805
      Genuine Parts                                        59,000          1,889
      Lowe's                                               98,000          1,791
      McDonald's                                           54,000          3,133
      Staples                                              70,000          1,116
                                                                    ------------
   TOTAL RETAIL                                                            9,734
                                                                    ------------
   Telephones & Telecommunication -- 1.6%
      AT&T                                                 75,000          1,846
                                                                    ------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                    1,846
                                                                    ------------
   Transportation Services -- 1.3%
      CSX                                                  50,000          1,448
                                                                    ------------
   TOTAL TRANSPORTATION SERVICES                                           1,448
                                                                    ------------
   Utilities -- 1.9%
      Ametek                                               70,000          2,237
                                                                    ------------
   TOTAL UTILITIES                                                         2,237
                                                                    ------------
   TOTAL COMMON STOCK (COST $135,548)                                    114,211
                                                                    ------------
CASH EQUIVALENT (A) (B) -- 1.1%
   Hancock Horizon Treasury
      Securities Money Market
      Fund, 0.010%                                      1,310,992          1,311
                                                                    ------------
   TOTAL CASH EQUIVALENT (COST $1,311)                                     1,311
                                                                    ------------
   TOTAL INVESTMENTS -- 99.9% (COST $136,859)                       $    115,522
                                                                    ------------

Percentages are based on net assets $115,557 (000).

*    Non-income producing security.

(A)  Investment in affiliated company (see Note 3).

(B)  The rate reported is the 7-day effective yield as of January 31, 2009.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

GROWTH FUND

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
COMMON STOCK -- 98.8%
   Aerospace & Defense -- 1.8%
      United Technologies                                  20,000   $        960
                                                                    ------------
   TOTAL AEROSPACE & DEFENSE                                                 960
                                                                    ------------
   Automotive -- 4.2%
      AutoZone*                                            12,000          1,595
      Harsco                                               30,000            711
                                                                    ------------
   TOTAL AUTOMOTIVE                                                        2,306
                                                                    ------------
   Beauty Products -- 2.1%
      Alberto-Culver, Cl B                                 48,000          1,174
                                                                    ------------
   TOTAL BEAUTY PRODUCTS                                                   1,174
                                                                    ------------
   Coatings/Paint -- 1.5%
      Sherwin-Williams                                     17,000            812
                                                                    ------------
   TOTAL COATINGS/PAINT                                                      812
                                                                    ------------
   Computer Software -- 3.0%
      Citrix Systems*                                      36,000            758
      Factset Research Systems                             23,000            915
                                                                    ------------
   TOTAL COMPUTER SOFTWARE                                                 1,673
                                                                    ------------
   Computers & Services -- 8.9%
      Automatic Data Processing                            24,000            872
      Fiserv*                                              24,000            762
      Hewlett-Packard                                      34,000          1,182
      International Business Machines                      13,000          1,191
      Microsoft                                            50,000            855
                                                                    ------------
   TOTAL COMPUTERS & SERVICES                                              4,862
                                                                    ------------
   Consumer Products -- 2.0%
      Nike, Cl B                                           24,000          1,086
                                                                    ------------
   TOTAL CONSUMER PRODUCTS                                                 1,086
                                                                    ------------
   Containers & Packaging -- 2.0%
      Pactiv*                                              50,000          1,081
                                                                    ------------
   TOTAL CONTAINERS & PACKAGING                                            1,081
                                                                    ------------
   Data Processing & Outsourced Services -- 3.5%
      Computer Sciences*                                   28,000          1,031
      Dun & Bradstreet                                     12,000            912
                                                                    ------------
   TOTAL DATA PROCESSING & OUTSOURCED SERVICES                             1,943
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Drug Retail -- 1.9%
      CVS Caremark                                         39,000   $      1,048
                                                                    ------------
   TOTAL DRUG RETAIL                                                       1,048
                                                                    ------------
   Drugs -- 2.6%
      Medco Health Solutions*                              32,000          1,438
                                                                    ------------
   TOTAL DRUGS                                                             1,438
                                                                    ------------
   Electronic Components & Equipment -- 1.9%
      Amphenol, Cl A                                       40,000          1,046
                                                                    ------------
   TOTAL ELECTRONIC COMPONENTS & EQUIPMENT                                 1,046
                                                                    ------------
   Engineering Services -- 1.4%
      Fluor                                                20,000            778
                                                                    ------------
   TOTAL ENGINEERING SERVICES                                                778
                                                                    ------------
   Household Products -- 5.0%
      Church & Dwight                                      22,000          1,171
      Clorox                                               15,000            752
      Snap-On                                              28,000            845
                                                                    ------------
   TOTAL HOUSEHOLD PRODUCTS                                                2,768
                                                                    ------------
   Information Technology -- 5.4%
      BMC Software*                                        38,000            963
      CA                                                   50,000            899
      Oracle*                                              67,000          1,128
                                                                    ------------
   TOTAL INFORMATION TECHNOLOGY                                            2,990
                                                                    ------------
   Insurance -- 0.9%
      Aflac                                                20,000            464
                                                                    ------------
   TOTAL INSURANCE                                                           464
                                                                    ------------
   Machinery -- 3.2%
      ITT                                                  20,000            906
      Lincoln Electric Holdings                            21,000            864
                                                                    ------------
   TOTAL MACHINERY                                                         1,770
                                                                    ------------
   Medical Products & Services -- 16.1%
      Baxter International                                 22,000          1,290
      Becton Dickinson                                     18,000          1,308
      CR Bard                                              14,000          1,198
      Express Scripts, Cl A*                               20,000          1,075
      Gilead Sciences*                                     26,000          1,320
      IMS Health                                           53,000            770

SCHEDULES OF INVESTMENTS

GROWTH FUND (CONCLUDED)

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Medical Products & Services -- (continued)
      Lincare Holdings*                                    34,000   $        818
      Techne                                               18,000          1,079
                                                                    ------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       8,858
                                                                    ------------
   Petroleum & Fuel Products -- 5.1%
      Helmerich & Payne                                    26,000            584
      Smith International                                  26,000            590
      Southwestern Energy*                                 27,000            855
      XTO Energy                                           21,000            779
                                                                    ------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         2,808
                                                                    ------------
   Petroleum Refining -- 1.9%
      Chevron                                              15,000          1,058
                                                                    ------------
   TOTAL PETROLEUM REFINING                                                1,058
                                                                    ------------
   Retail -- 13.2%
      Big Lots*                                            59,000            793
      Dollar Tree*                                         20,000            854
      Fastenal                                             26,000            889
      Gap                                                  69,000            778
      Polo Ralph Lauren, Cl A                              22,000            903
      Ross Stores                                          42,000          1,236
      WW Grainger                                          13,000            948
      Yum! Brands                                          30,000            859
                                                                    ------------
   TOTAL RETAIL                                                            7,260
                                                                    ------------
   Semi-Conductors & Instruments -- 2.8%
      Altera                                               55,000            846
      Intel                                                55,000            709
                                                                    ------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                     1,555
                                                                    ------------
   Telephones & Telecommunication -- 3.6%
      CenturyTel                                           30,000            814
      Harris                                               27,000          1,169
                                                                    ------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                    1,983
                                                                    ------------
   Transportation Services -- 2.5%
      AGCO*                                                20,000            426
      Burlington Northern Santa Fe                         14,000            927
                                                                    ------------
   TOTAL TRANSPORTATION SERVICES                                           1,353
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Waste Management Services -- 0.8%
      Corn Products International                          19,000   $        440
                                                                    ------------
   TOTAL WASTE MANAGEMENT SERVICES                                           440
                                                                    ------------
   Wireless Telecommunication Services -- 1.5%
      Telephone & Data Systems                             27,000            824
                                                                    ------------
   TOTAL WIRELESS TELECOMMUNICATION SERVICES                                 824
                                                                    ------------
   TOTAL COMMON STOCK (COST $63,461)                                      54,338
                                                                    ------------
CASH EQUIVALENT (A) (B) -- 1.3%
      Hancock Horizon Treasury
      Securities Money Market
         Fund, 0.010%                                     703,837            704
                                                                    ------------
   TOTAL CASH EQUIVALENT (COST $704)                                         704
                                                                    ------------
   TOTAL INVESTMENTS -- 100.1% (COST $64,165)                       $     55,042
                                                                    ------------

Percentages are based on net assets $54,981 (000).

*    Non-income producing security.

(A)  Investment in affiliated company (see Note 3).

(B)  The rate reported is the 7-day effective yield as of January 31, 2009.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

BURKENROAD FUND

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
COMMON STOCK -- 98.8%
   Banks -- 6.1%
      IBERIABANK                                           11,000   $        466
      Midsouth Bancorp                                     11,116            107
      Prosperity Bancshares                                20,000            541
      Southside Bancshares                                 25,000            476
      Teche Holding                                         4,000            114
                                                                    ------------
   TOTAL BANKS                                                             1,704
                                                                    ------------
   Chemicals -- 1.7%
      Westlake Chemical                                    34,000            465
                                                                    ------------
   TOTAL CHEMICALS                                                           465
                                                                    ------------
   Commercial Services -- 5.3%
      Comfort Systems USA                                  52,000            532
      Rollins                                              29,000            452
      Team*                                                26,000            514
                                                                    ------------
   TOTAL COMMERCIAL SERVICES                                               1,498
                                                                    ------------
   Computer & Electronics Retail -- 1.7%
      RadioShack                                           42,000            481
                                                                    ------------
   TOTAL COMPUTER & ELECTRONICS RETAIL                                       481
                                                                    ------------
   Computer Software -- 1.8%
      Tyler Technologies*                                  40,000            504
                                                                    ------------
   TOTAL COMPUTER SOFTWARE                                                   504
                                                                    ------------
   Correctional Institutions -- 1.3%
      Geo Group*                                           25,000            370
                                                                    ------------
   TOTAL CORRECTIONAL INSTITUTIONS                                           370
                                                                    ------------
   Electrical Utilities -- 1.8%
      El Paso Electric*                                    30,000            496
                                                                    ------------
   TOTAL ELECTRICAL UTILITIES                                                496
                                                                    ------------
   Engineering Services -- 1.5%
      Shaw Group*                                          15,000            417
                                                                    ------------
   TOTAL ENGINEERING SERVICES                                                417
                                                                    ------------
   Financial Services -- 1.6%
      Ezcorp, Cl A*                                        34,000            461
                                                                    ------------
   TOTAL FINANCIAL SERVICES                                                  461
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Food, Beverage & Tobacco -- 4.0%
      National Beverage*                                   65,000   $        566
      Sanderson Farms                                      15,000            543
                                                                    ------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                          1,109
                                                                    ------------
   Gas & Natural Gas -- 1.9%
      Spectra Energy Partners LP (C)                       26,000            524
                                                                    ------------
   TOTAL GAS & NATURAL GAS                                                   524
                                                                    ------------
   Household Products -- 1.8%
      Tupperware Brands                                    25,000            514
                                                                    ------------
   TOTAL HOUSEHOLD PRODUCTS                                                  514
                                                                    ------------
   Industrials -- 1.7%
      Powell Industries*                                   20,000            478
                                                                    ------------
   TOTAL INDUSTRIALS                                                         478
                                                                    ------------
   Insurance -- 6.2%
      Amerisafe*                                           37,000            693
      Infinity Property & Casualty                         11,000            423
      ProAssurance*                                        13,000            614
                                                                    ------------
   TOTAL INSURANCE                                                         1,730
                                                                    ------------
   Leasing & Renting -- 1.6%
      Aaron Rents                                          21,000            459
                                                                    ------------
   TOTAL LEASING & RENTING                                                   459
                                                                    ------------
   Manufacturing -- 7.5%
      Acuity Brands                                        17,000            457
      AZZ*                                                 25,000            560
      Cal-Maine Foods                                      23,000            623
      Flowers Foods                                        21,000            451
                                                                    ------------
   TOTAL MANUFACTURING                                                     2,091
                                                                    ------------
   Medical Products & Services -- 9.2%
      Cyberonics*                                          40,000            616
      Immucor*                                             22,000            610
      LHC Group*                                           14,000            372
      Mednax*                                              15,000            503
      US Physical Therapy*                                 40,000            488
                                                                    ------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       2,589
                                                                    ------------

SCHEDULES OF INVESTMENTS

BURKENROAD FUND (CONCLUDED)

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Metals & Mining -- 1.8%
      CARBO Ceramics                                       14,000   $        503
                                                                    ------------
   TOTAL METALS & MINING                                                     503
                                                                    ------------
   Office Furniture & Fixtures -- 2.1%
      SYKES Enterprises*                                   35,000            585
                                                                    ------------
   TOTAL OFFICE FURNITURE & FIXTURES                                         585
                                                                    ------------
   Paper & Paper Products -- 1.9%
      Rock-Tenn, Cl A                                      17,000            530
                                                                    ------------
   TOTAL PAPER & PAPER PRODUCTS                                              530
                                                                    ------------
   Petroleum & Fuel Products -- 11.4%
      Gulf Island Fabrication                              25,000            315
      Hornbeck Offshore Services*                          30,000            532
      Natural Resource Partners LP (C)                     25,000            585
      Patterson-UTI Energy                                 50,000            478
      RPC                                                  28,000            208
      SEACOR Holdings*                                      9,000            585
      Walter Industries                                    27,000            498
                                                                    ------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                         3,201
                                                                    ------------
   Real Estate Investment Trust -- 2.4%
      American Campus Communities                          14,000            299
      EastGroup Properties                                 12,000            365
                                                                    ------------
   TOTAL REAL ESTATE INVESTMENT TRUST                                        664
                                                                    ------------
   Retail -- 8.1%
      Conn's*                                              45,000            547
      Fossil*                                              40,000            462
      Hibbett Sports*                                      34,000            463
      Pool                                                 30,000            475
      Sally Beauty Holdings*                               70,000            331
                                                                    ------------
   TOTAL RETAIL                                                            2,278
                                                                    ------------
   Semi-Conductors & Instruments -- 1.6%
      Silicon Laboratories*                                20,000            461
                                                                    ------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                       461
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Telecommunication Services -- 4.2%
      Earthlink*                                           84,000   $        632
      S1*                                                  80,000            534
                                                                    ------------
   TOTAL TELECOMMUNICATION SERVICES                                        1,166
                                                                    ------------
   Transportation Services -- 3.2%
      Gulfmark Offshore*                                   20,000            479
      Kirby*                                               18,000            431
                                                                    ------------
   TOTAL TRANSPORTATION SERVICES                                             910
                                                                    ------------
   Utilities -- 2.5%
      Cleco                                                30,000            685
                                                                    ------------
   TOTAL UTILITIES                                                           685
                                                                    ------------
   Waste Management Services -- 0.9%
      Darling International*                               57,000            262
                                                                    ------------
   TOTAL WASTE MANAGEMENT SERVICES                                           262
                                                                    ------------
   Wireless Telecommunication Services -- 2.0%
      Syniverse Holdings*                                  42,000            570
                                                                    ------------
   TOTAL WIRELESS TELECOMMUNICATION SERVICES                                 570
                                                                    ------------
   TOTAL COMMON STOCK (COST $32,002)                                      27,705
                                                                    ------------
CASH EQUIVALENT (A) (B) -- 0.8%
   Hancock Horizon Treasury
      Securities Money Market Fund, 0.010%                228,969            229
                                                                    ------------
   TOTAL CASH EQUIVALENT (COST $229)                                         229
                                                                    ------------
   TOTAL INVESTMENTS -- 99.6% (COST $32,231)                        $     27,934
                                                                    ------------

Percentages are based on net assets $28,049 (000).

*    Non-income producing security.

(A)  Investment in affiliated company (see Note 3).

(B)  The rate reported is the 7-day effective yield as of January 31, 2009.

(C) Security considered a Master Limited Partnership. At January 31, 2009, these securities amounted to $1,109 (000) or 3.95% of net assets.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

QUANTITATIVE LONG/SHORT FUND

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
COMMON STOCK -- 98.7%
   Aerospace & Defense -- 6.9%
      Applied Signal Technology                            12,200   $        214
      Esterline Technologies*                               5,500            198
      General Dynamics (1)                                  3,700            210
      L-3 Communications Holdings, Cl 3                     2,600            205
      Orbital Sciences*                                    11,600            195
                                                                    ------------
   TOTAL AEROSPACE & DEFENSE                                               1,022
                                                                    ------------
   Automotive -- 1.6%
      AutoZone*                                             1,800            239
                                                                    ------------
   TOTAL AUTOMOTIVE                                                          239
                                                                    ------------
   Beauty Products -- 1.4%
      Alberto-Culver, Cl B                                  8,200            201
                                                                    ------------
   TOTAL BEAUTY PRODUCTS                                                     201
                                                                    ------------
   Beverages -- 1.3%
      Brown-Forman, Cl B                                    4,300            195
                                                                    ------------
   TOTAL BEVERAGES                                                           195
                                                                    ------------
   Chemicals -- 2.7%
      FMC                                                   4,800            214
      Valspar                                              10,800            188
                                                                    ------------
   TOTAL CHEMICALS                                                           402
                                                                    ------------
   Computer Software -- 1.3%
      Synopsys*                                            10,700            198
                                                                    ------------
   TOTAL COMPUTER SOFTWARE                                                   198
                                                                    ------------
   Computers & Services -- 11.6%
      Affiliated Computer Services, Cl A*                   4,600            211
      Cisco Systems*                                       12,000            180
      CSG Systems International*                           13,000            189
      Hewlett-Packard                                       5,700            198
      International Business Machines                       2,200            202
      Juniper Networks*                                    11,400            161
      Microsoft                                            10,600            181
      SAIC*                                                10,500            207
      Tekelec*                                             15,700            195
                                                                    ------------
   TOTAL COMPUTERS & SERVICES                                              1,724
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Data Processing & Outsourced Services -- 1.3%
      Computer Sciences*                                    5,300   $        195
                                                                    ------------
   TOTAL DATA PROCESSING & OUTSOURCED SERVICES                               195
                                                                    ------------
   Drugs -- 6.8%
      Bristol-Myers Squibb (1)                             10,000            214
      Eli Lilly                                             5,200            192
      Endo Pharmaceuticals Holdings*                        8,900            200
      Mylan*                                               17,800            202
      Viropharma*                                          17,200            206
                                                                    ------------
   TOTAL DRUGS                                                             1,014
                                                                    ------------
   Electrical Utilities -- 2.5%
      DTE Energy                                            5,800            200
      NiSource                                             18,200            176
                                                                    ------------
   TOTAL ELECTRICAL UTILITIES                                                376
                                                                    ------------
   Engineering Services -- 2.8%
      EMCOR Group*                                         10,600            218
      Insituform Technologies, Cl A*                       10,400            195
                                                                    ------------
   TOTAL ENGINEERING SERVICES                                                413
                                                                    ------------
   Food, Beverage & Tobacco -- 3.9%
      Casey's General Stores (1)                            9,100            193
      General Mills                                         3,400            201
      Universal                                             6,200            190
                                                                    ------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                            584
                                                                    ------------
   Gas & Natural Gas -- 1.4%
      UGI                                                   8,100            206
                                                                    ------------
   TOTAL GAS & NATURAL GAS                                                   206
                                                                    ------------
   Health Care Facilities -- 1.4%
      LifePoint Hospitals*                                  9,000            203
                                                                    ------------
   TOTAL HEALTH CARE FACILITIES                                              203
                                                                    ------------
   Health Care Services -- 1.4%
      Quest Diagnostics (1)                                 4,100            202
                                                                    ------------
   TOTAL HEALTH CARE SERVICES                                                202
                                                                    ------------

SCHEDULES OF INVESTMENTS

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Hypermarkets & Super Centers -- 2.5%
      BJ's Wholesale Club*                                  6,800   $        195
      Wal-Mart Stores                                       3,600            170
                                                                    ------------
   TOTAL HYPERMARKETS & SUPER CENTERS                                        365
                                                                    ------------
   Information Technology -- 1.4%
      CA                                                   11,500            207
                                                                    ------------
   TOTAL INFORMATION TECHNOLOGY                                              207
                                                                    ------------
   Insurance -- 4.6%
      Aflac                                                 4,000             93
      Amerisafe*                                           10,500            197
      ProAssurance*                                         4,200            198
      WR Berkley                                            7,400            196
                                                                    ------------
   TOTAL INSURANCE                                                           684
                                                                    ------------
   Insurance Brokers -- 1.3%
      AON                                                   5,300            196
                                                                    ------------
   TOTAL INSURANCE BROKERS                                                   196
                                                                    ------------
   Manufacturing -- 2.7%
      J&J Snack Foods                                       5,800            203
      JM Smucker                                            4,500            203
                                                                    ------------
   TOTAL MANUFACTURING                                                       406
                                                                    ------------
   Medical Products & Services -- 22.1%
      Amgen* (1)                                            3,800            208
      Celgene*                                              4,000            212
      Cephalon*                                             2,700            208
      Cerner*                                               5,600            189
      Chemed (1)                                            5,100            205
      Covidien                                              5,400            207
      DaVita*                                               4,100            193
      Edwards Lifesciences*                                 3,700            213
      Express Scripts, Cl A* (1)                            3,700            199
      Forest Laboratories*                                  8,000            200
      Haemonetics*                                          3,400            201
      Humana*                                               6,100            231
      Lincare Holdings*                                     8,100            195
      Martek Biosciences                                    7,400            196
      Omnicare                                              7,100            198
      Teleflex                                              4,000            213
                                                                    ------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                       3,268
                                                                    ------------

                                                                        VALUE
DESCRIPTION                                             SHARES          (000)
--------------------------------------------------   ------------   ------------
   Paper & Paper Products -- 1.5%
      Rock-Tenn, Cl A                                       7,000   $        218
                                                                    ------------
   TOTAL PAPER & PAPER PRODUCTS                                              218
                                                                    ------------
   Retail -- 2.9%
      Dollar Tree*                                          5,700            244
      Spartan Stores                                       10,300            191
                                                                    ------------
   TOTAL RETAIL                                                              435
                                                                    ------------
   Specialized Consumer Services -- 1.3%
      H&R Block                                             9,500            197
                                                                    ------------
   TOTAL SPECIALIZED CONSUMER SERVICES                                       197
                                                                    ------------
   Systems Software -- 3.0%
      Sybase*                                               7,800            213
      Symantec*                                            14,900            228
                                                                    ------------
   TOTAL SYSTEMS SOFTWARE                                                    441
                                                                    ------------
   Telephones & Telecommunication -- 3.0%
      Embarq                                                5,700            204
      Harris                                                5,500            238
                                                                    ------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                      442
                                                                    ------------
   Waste Management Services -- 2.6%
      Archer-Daniels-Midland                                7,300            200
      Corn Products International                           7,800            180
                                                                    ------------
   TOTAL WASTE MANAGEMENT SERVICES                                           380
                                                                    ------------
   Wholesale -- 1.5%
      AmerisourceBergen, Cl A                               5,900            214
                                                                    ------------
   TOTAL WHOLESALE                                                           214
                                                                    ------------
   TOTAL COMMON STOCK (COST $15,658)                                      14,627
                                                                    ------------
CASH EQUIVALENT (A) -- 2.2%
   SEI Daily Income Trust Prime Obligation Fund,
      Cl A, 0.700%                                        321,450            322
                                                                    ------------
   TOTAL CASH EQUIVALENT (COST $322)                                         322
                                                                    ------------
   TOTAL INVESTMENTS -- 100.9% (COST $15,980)                       $     14,949
                                                                    ------------

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
SECURITIES SOLD SHORT -- (6.6)%
COMMON STOCK -- (6.6)%
   Agriculture -- (0.2)%
      CF Industries Holdings                                 (670)  $        (31)
                                                                    ------------
   TOTAL AGRICULTURE                                                         (31)
                                                                    ------------
   Automotive -- (0.4)%
      BorgWarner                                           (1,770)           (30)
      Thor Industries                                      (2,700)           (28)
                                                                    ------------
   TOTAL AUTOMOTIVE                                                          (58)
                                                                    ------------
   Banks -- (0.9)%
      SunTrust Banks                                       (2,330)           (29)
      Whitney Holding                                      (2,500)           (32)
      Wilmington Trust                                     (2,040)           (28)
      Wintrust Financial                                   (2,640)           (35)
                                                                    ------------
   TOTAL BANKS                                                              (124)
                                                                    ------------
   Chemicals -- (0.4)%
      Cabot                                                (2,170)           (29)
      EI Du Pont de Nemours                                (1,340)           (31)
                                                                    ------------
   TOTAL CHEMICALS                                                           (60)
                                                                    ------------
   Consumer Electronics -- (0.2)%
      Universal Electronics*                               (2,440)           (28)
                                                                    ------------
   TOTAL CONSUMER ELECTRONICS                                                (28)
                                                                    ------------
   Consumer Products -- (0.2)%
      K-Swiss, Cl A                                        (2,980)           (32)
                                                                    ------------
   TOTAL CONSUMER PRODUCTS                                                   (32)
                                                                    ------------
   Diversified Support Services -- (0.2)%
      ATC Technology*                                      (2,430)           (32)
                                                                    ------------
   TOTAL DIVERSIFIED SUPPORT SERVICES                                        (32)
                                                                    ------------
   Electrical Components & Equipment -- (0.2)%
      Littelfuse*                                          (1,930)           (30)
                                                                    ------------
   TOTAL ELECTRICAL COMPONENTS & EQUIPMENT                                   (30)
                                                                    ------------
   Entertainment -- (0.2)%
      Viacom, Cl B*                                        (2,050)           (30)
                                                                    ------------
   TOTAL ENTERTAINMENT                                                       (30)
                                                                    ------------

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
   Financial Services -- (0.4)%
      CME Group, Cl A                                        (180)  $        (32)
      IntercontinentalExchange*                              (530)           (30)
                                                                    ------------
   TOTAL FINANCIAL SERVICES                                                  (62)
                                                                    ------------
   Forestry -- (0.2)%
      Weyerhaeuser                                         (1,100)           (30)
                                                                    ------------
   TOTAL FORESTRY                                                            (30)
                                                                    ------------
   Home Furnishings -- (0.2)%
      Ethan Allen Interiors                                (2,540)           (29)
                                                                    ------------
   TOTAL HOME FURNISHINGS                                                    (29)
                                                                    ------------
   Industrials -- (0.3)%
      General Electric                                     (2,390)           (29)
      Textron                                              (2,430)           (22)
                                                                    ------------
   TOTAL INDUSTRIALS                                                         (51)
                                                                    ------------
   Machinery -- (0.2)%
      Albany International, Cl A                           (3,100)           (31)
                                                                    ------------
   TOTAL MACHINERY                                                           (31)
                                                                    ------------
   Medical Products & Services -- (0.5)%
      Covance*                                               (870)           (34)
      Kendle International*                                (1,680)           (32)
                                                                    ------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                         (66)
                                                                    ------------
   Metals & Mining -- (0.2)%
      Olympic Steel                                        (1,880)           (30)
                                                                    ------------
   TOTAL METALS & MINING                                                     (30)
                                                                    ------------
   Office Furniture & Fixtures -- (0.2)%
      Mine Safety Appliances                               (1,550)           (30)
                                                                    ------------
   TOTAL OFFICE FURNITURE & FIXTURES                                         (30)
                                                                    ------------
   Paper & Paper Products -- (0.2)%
      International Paper                                  (2,800)           (26)
                                                                    ------------
   TOTAL PAPER & PAPER PRODUCTS                                              (26)
                                                                    ------------
   Publishing -- (0.2)%
      McGraw-Hill                                          (1,500)           (33)
                                                                    ------------
   TOTAL PUBLISHING                                                          (33)
                                                                    ------------

SCHEDULES OF INVESTMENTS

QUANTITATIVE LONG/SHORT FUND (CONCLUDED)

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
   Semi-Conductors & Instruments -- (0.2)%
      Microchip Technology                                 (1,710)  $        (32)
                                                                    ------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                       (32)
                                                                    ------------
   Transportation Services -- (0.9)%
      Alexander & Baldwin                                  (1,370)           (30)
      Cascade                                              (1,340)           (30)
      HUB Group, Cl A*                                     (1,530)           (35)
      Kansas City Southern*                                (1,800)           (33)
                                                                    ------------
   TOTAL TRANSPORTATION SERVICES                                            (128)
                                                                    ------------
   Total Common Stock (Proceeds $993)                                       (973)
                                                                    ------------
   TOTAL SECURITIES SOLD SHORT -- (6.6)%
      (PROCEEDS $993)                                               $       (973)
                                                                    ------------

Percentages are based on net assets $14,824 (000).

*    Non-income producing security.

(1) All or a portion of this security is held in a segregated account as collateral for securities sold short.

(A)  The rate reported is the 7-day effective yield as of January 31, 2009.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

DIVERSIFIED INTERNATIONAL FUND

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
COMMON STOCK -- 83.5%
   Australia -- 2.0%
      BHP Billiton ADR                                      7,900   $        297
                                                                    ------------
   TOTAL AUSTRALIA                                                           297
                                                                    ------------
   Austria -- 3.3%
      Conwert Immobilien Invest*                           16,500             99
      Erste Group Bank                                      7,600            114
      Schoeller-Bleckmann Oilfield Equipment                9,900            268
                                                                    ------------
   TOTAL AUSTRIA                                                             481
                                                                    ------------
   Bermuda -- 1.2%
      Everest Re Group                                      2,800            176
                                                                    ------------
   TOTAL BERMUDA                                                             176
                                                                    ------------
   Brazil -- 5.1%
      Banco Bradesco ADR                                   14,200            127
      Banco Itau Holding Financeira ADR                    10,500            105
      Brasil Telecom Participacoes ADR                      4,200            136
      Petroleo Brasileiro ADR                               9,600            252
      Unibanco-Uniao de Bancos
         Brasileiros ADR                                    2,300            129
                                                                    ------------
   TOTAL BRAZIL                                                              749
                                                                    ------------
   Canada -- 2.4%
      Rogers Communications, Cl B                          12,300            346
                                                                    ------------
   TOTAL CANADA                                                              346
                                                                    ------------
   China -- 7.4%
      Anhui Conch Cement, Cl H                             64,000            307
      China Merchants Bank                                187,000            302
      China Shipping Container Lines, Cl H                595,000             94
      Industrial & Commercial Bank of China               510,000            216
      Weichai Power, Cl H                                  88,600            169
                                                                    ------------
   TOTAL CHINA                                                             1,088
                                                                    ------------
   Colombia -- 1.0%
      BanColombia ADR                                       7,100            149
                                                                    ------------
   TOTAL COLOMBIA                                                            149
                                                                    ------------
   Finland -- 2.1%
      Nokia                                                24,500            301
                                                                    ------------
   TOTAL FINLAND                                                             301
                                                                    ------------

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
   France -- 3.5%
      BNP Paribas                                           7,000   $        267
      Societe Generale                                      5,800            243
                                                                    ------------
   TOTAL FRANCE                                                              510
                                                                    ------------
   Hong Kong -- 6.3%
      Orient Overseas International                        81,000            191
      Sino Land                                           328,931            315
      Sun Hung Kai Properties                              47,000            416
                                                                    ------------
   TOTAL HONG KONG                                                           922
                                                                    ------------
   India -- 1.2%
      ICICI Bank ADR                                      10,700             176
                                                                    ------------
   TOTAL INDIA                                                               176
                                                                    ------------
   Ireland -- 3.1%
      ICON ADR*                                            22,600            454
                                                                    ------------
   TOTAL IRELAND                                                             454
                                                                    ------------
   Italy -- 0.9%
      Fiat                                                 27,800            136
                                                                    ------------
   TOTAL ITALY                                                               136
                                                                    ------------
   Japan -- 9.4%
      Denso                                                15,400            279
      Hitachi                                              64,000            195
      Nippon Steel                                        110,000            323
      Nomura Holdings                                      17,200            112
      Secom                                                10,600            445
      Sony                                                  1,400             27
                                                                    ------------
   TOTAL JAPAN                                                             1,381
                                                                    ------------
   Luxemburg -- 0.1%
      Colt Telecom Group*                                  18,200             21
                                                                    ------------
   TOTAL LUXEMBURG                                                            21
                                                                    ------------
   Mexico -- 1.2%
      Controladora Comercial                              103,000             22
      Mexicana
      Grupo Elektra                                         6,800            153
                                                                    ------------
   TOTAL MEXICO                                                              175
                                                                    ------------

SCHEDULES OF INVESTMENTS

DIVERSIFIED INTERNATIONAL FUND (CONCLUDED)

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
   Netherlands -- 5.7%
      KONINKLIJKE KPN                                      44,200   $        589
      Royal Dutch Shell, Cl A                              10,127            250
                                                                    ------------
   TOTAL NETHERLANDS                                                         839
                                                                    ------------
   Norway -- 3.6%
      DnB                                                  48,000            163
      Norsk Hydro ADR                                      30,400            107
      StatoilHydro ADR                                     15,200            262
                                                                    ------------
   TOTAL NORWAY                                                              532
                                                                    ------------
   Singapore -- 2.3%
      United Industrial                                   422,100            342
                                                                    ------------
   TOTAL SINGAPORE                                                           342
                                                                    ------------
   South Korea -- 2.6%
      KT ADR                                               12,200            173
      POSCO ADR                                             3,200            203
                                                                    ------------
   TOTAL SOUTH KOREA                                                         376
                                                                    ------------
   Spain -- 2.8%
      Mapfre                                              148,117            418
                                                                    ------------
   TOTAL SPAIN                                                               418
                                                                    ------------
   Switzerland -- 6.0%
      Credit Suisse Group ADR                               5,500            140
      Novartis ADR                                          6,200            256
      Roche Holdings                                        3,500            491
                                                                    ------------
   TOTAL SWITZERLAND                                                         887
                                                                    ------------
   Turkey -- 1.4%
      Akbank                                               37,900            109
      Turkiye Garanti Bankasi                              67,100             91
                                                                    ------------
   TOTAL TURKEY                                                              200
                                                                    ------------
   United Kingdom -- 8.3%
      ARM Holdings ADR                                     44,500            178
      Diageo                                               23,600            315
      HSBC Holdings                                        34,171            264
      Rio Tinto ADR                                         1,400            121
      Shire                                                23,600            343
                                                                    ------------
   TOTAL UNITED KINGDOM                                                    1,221
                                                                    ------------

                                                                       VALUE
DESCRIPTION                                             SHARES         (000)
--------------------------------------------------   ------------   ------------
   United States -- 0.6%
      Carnival                                              4,700   $         86
                                                                    ------------
   TOTAL UNITED STATES                                                        86
                                                                    ------------
   TOTAL COMMON STOCK (COST $ 16,837)                                     12,263
                                                                    ------------
EXCHANGE TRADED FUNDS -- 6.7%
   United States -- 3.0%
      iShares MSCI Japan Index Fund                        24,200            204
      iShares MSCI United Kingdom Index Fund               20,800            231
      iShares MSCI EAFE Index Fund                         14,200            549
                                                                    ------------
   TOTAL EXCHANGE TRADED FUNDS (COST $1,348)                                 984
                                                                    ------------
CASH EQUIVALENTS (A) -- 8.7%
   Dreyfus Government Cash Management Fund, 0.71%         575,128            576
   Hancock Horizon Treasury Securities
      Money Market Fund, 0.010%  (B)                      698,398            698
                                                                    ------------
   Total Cash Equivalents (Cost $1,274)                                    1,274
                                                                    ------------
   Total Investments -- 98.9% (Cost $19,459)                        $     14,521
                                                                    ------------

Percentages are based on net assets $14,679 (000).

*    Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of January 31, 2009.

(B)  Investment in affiliated company (see Note 3).

ADR  -- American Depositary Receipt
Cl   -- Class
MSCI -- Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
STATEMENTS OF ASSETS AND LIABILITIES (000)                AS OF JANUARY 31, 2009

                                                       TREASURY
                                                      SECURITIES    STRATEGIC
                                                     MONEY MARKET     INCOME
                                                         FUND       BOND FUND
                                                     ------------   ----------
ASSETS:
   Investments in securities at value
      (Cost $229,805 and $99,087, respectively)      $    229,805   $   98,617
   Repurchase agreements at value
      (Cost $189,477 and $0, respectively)                189,477           --
   Affiliated investment at value
      (Cost $0 and $1,303, respectively)                       --        1,303
   Receivable for dividends and interest                        8          996
   Receivable for capital shares sold                          --           51
   Prepaid Expenses                                             8            2
                                                     ------------   ----------
      Total Assets                                        419,298      100,969
                                                     ------------   ----------
LIABILITIES:
   Income distribution payable                                  4           --
   Payable due to Investment Advisor                           16           41
   Payable due to Transfer Agent                                5            5
   Payable due to Administrator                                39           10
   Payable due to Custodian                                    19            5
   Shareholder servicing fees payable                          --            5
   Chief Compliance Officer fees payable                        5            1
   Payable for capital shares redeemed                         --           50
   Other accrued expenses                                     226           35
                                                     ------------   ----------
      Total Liabilities                                       314          152
                                                     ------------   ----------
   NET ASSETS                                        $    418,984   $  100,817
                                                     ============   ==========
NET ASSETS:
   Paid-in Capital                                   $    418,993   $  100,978
   Undistributed (distributions in excess of)
      net investment income                                    (1)          29
   Accumulated net realized gain (loss)
      on investments                                           (8)         280
   Net unrealized depreciation on investments                  --         (470)
                                                     ------------   ----------
   NET ASSETS                                        $    418,984   $  100,817
                                                     ============   ==========
Trust Class Shares:
   Net Assets                                        $    110,321   $   76,917
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)           110,320        5,020
   Net Asset Value Per Share                         $       1.00   $    15.32
                                                     ============   ==========
Institutional Sweep Class Shares:
   Net Assets                                        $     64,711          n/a
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)            64,712          n/a
   Net Asset Value Per Share                         $       1.00          n/a
                                                     ============   ==========
Class A Shares:
   Net Assets                                        $    243,952   $   23,610
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)           243,962        1,544
   Net Asset Value Per Share                         $       1.00   $    15.30*
                                                     ============   ==========
   Maximum Offering Price Per Share
      ($15.30/96.00%)                                         n/a   $    15.94
                                                     ============   ==========
Class C Shares:
   Net Assets                                                 n/a   $      290
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)               n/a           19
   Net Asset Value Per Share                                  n/a   $    15.37*
                                                     ============   ==========

     "n/a" designates that the Fund does not offer this class.

     Amounts designated as "--" are $0 or have been rounded to $0.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (000)

                                                             VALUE       GROWTH    BURKENROAD
                                                             FUND         FUND        FUND
                                                           ---------   ---------   ----------
ASSETS:
   Investments in securities at value
      (Cost $135,548, $63,461 and $32,002, respectively)    $114,211    $ 54,338    $27,705
   Affiliated investment at value
      (Cost $1,311, $704 and $229, respectively)               1,311         704        229
   Receivable for dividends and interest                         163          22         14
   Receivable for capital shares sold                             89          19        142
   Prepaid Expenses                                                8           9         11
                                                            --------    --------    -------
      Total Assets                                           115,782      55,092     28,101
                                                            --------    --------    -------
LIABILITIES:
   Payable for capital shares redeemed                            75          49         12
   Payable due to Investment Advisor                              81          42         13
   Payable due to Administrator                                   11           5          3
   Shareholder servicing fees payable                             10           6         10
   Payable due to Transfer Agent                                   5           5          3
   Payable due to Custodian                                        6           2          1
   Payable for distribution fees                                   2          --          1
   Chief Compliance Officer fees payable                           1           1         --
   Other accrued expenses                                         34           1          9
                                                            --------    --------    -------
      Total Liabilities                                          225         111         52
                                                            --------    --------    -------
   NET ASSETS                                               $115,557    $ 54,981    $28,049
                                                            ========    ========    =======
NET ASSETS:
   Paid-in Capital                                          $153,452    $ 78,510    $34,267
   Undistributed net investment income
      (accumulated net investment loss)                           54         (97)       (87)
   Accumulated net realized loss on investments              (16,612)    (14,309)    (1,834)
   Net unrealized depreciation on investments                (21,337)     (9,123)    (4,297)
                                                            --------    --------    -------
   NET ASSETS                                               $115,557    $ 54,981    $28,049
                                                            ========    ========    =======
Trust Class Shares:
   Net Assets                                               $ 65,358    $ 35,730        n/a
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                4,253       3,439        n/a
   Net Asset Value Per Share                                $  15.37    $  10.39        n/a
                                                            ========    ========    =======
Class A Shares:
   Net Assets                                               $ 46,305    $ 18,918    $23,033
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                3,023       1,859      1,075
   Net Asset Value Per Share                                $  15.31*   $  10.18    $ 21.42*
                                                            ========    ========    =======
   Maximum Offering Price Per Share
      ($15.31, $10.18 and $21.42/94.75%, respectively)      $  16.16    $  10.74    $ 22.61
                                                            ========    ========    =======
Class C Shares:
   Net Assets                                               $  3,894    $    333        n/a
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                  259          35        n/a
   Net Asset Value Per Share                                $  15.02*   $   9.52*       n/a
                                                            ========    ========    =======
Class D Shares:
   Net Assets                                                    n/a         n/a    $ 5,016
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)                  n/a         n/a        238
   Net Asset Value Per Share                                     n/a         n/a    $ 21.12*
                                                            ========    ========    =======

     "n/a" designates that the Fund does not offer this class.

     Amounts designated as "--" are $0 or have been rounded to $0.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                          AS OF JANUARY 31, 2009

                                                     QUANTITATIVE    DIVERSIFIED
                                                      LONG/SHORT    INTERNATIONAL
                                                         FUND            FUND
                                                     ------------   -------------
ASSETS:
   Investments in securities at value
      (Cost $15,980 and $18,761, respectively)         $14,949         $13,823
   Affiliated investment at value
      (Cost $0 and $698, respectively)                      --             698
   Deposit with brokers for securities sold short          826              --
   Receivable for investment securities sold                --             130
   Receivable for dividends and interest                    16              17
   Receivable for capital shares sold                        4               5
   Receivable from Investment Adviser                       --              13
   Deferred offering costs                                  24              13
   Prepaid expenses                                         --               1
                                                       -------         -------
      Total Assets                                      15,819          14,700
                                                       -------         -------
LIABILITIES:
   Payable for Securities sold short
     (Proceeds $993 and $0, respectively)                  973              --
   Payable due to Investment Advisor                         6              --
   Payable due to Administrator                              1               1
   Payable due to Transfer Agent                             5               5
   Payable due to Custodian                                  6              10
   Other accrued expenses                                    4               5
                                                       -------         -------
      Total Liabilities                                    995              21
                                                       -------         -------
   NET ASSETS                                          $14,824         $14,679
                                                       =======         =======
NET ASSETS:
   Paid-in Capital                                     $18,523         $19,723
   Distributions in excess of net investment
      income                                                (8)            (37)
   Accumulated net realized loss on investments         (2,680)            (63)
   Net unrealized depreciation on investments
      (including securities sold short)                 (1,011)         (4,938)
   Net unrealized depreciation on foreign currency          --              (6)
                                                       -------         -------
   NET ASSETS                                          $14,824         $14,679
                                                       =======         =======
Trust Class Shares:
   Net Assets                                          $12,881         $12,925
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)          1,137           1,246
  Net Asset Value Per Share                            $ 11.33         $ 10.38*
                                                       =======         =======
Class A Shares:
   Net Assets                                          $ 1,942         $ 1,753
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)            171             169
   Net Asset Value Per Share                           $ 11.33*        $ 10.38*
                                                       =======         =======
   Maximum Offering Price Per Share
      ($11.33 and $10.38/94.75%, respectively)         $ 11.96         $ 10.96
                                                       =======         =======
Class C Shares:
   Net Assets                                          $     1         $     1
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value)             --#             --#
   Net Asset Value Per Share                           $ 11.29*        $ 10.37*
                                                       =======         =======

     Amounts designated as "--" are $0 or have been rounded to $0.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

#    Represents less than 500 shares.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)

                                                       TREASURY
                                                      SECURITIES    STRATEGIC
                                                     MONEY MARKET     INCOME       VALUE      GROWTH
                                                         FUND       BOND FUND      FUND        FUND
                                                     ------------   ---------   ----------   --------
INVESTMENT INCOME:
   Interest income                                      $8,146       $ 5,522     $     --    $     --
   Dividend income                                          --            --        3,332         700
   Income from Affiliated Investments                       --            59           82          21
                                                        ------       -------     --------    --------
   TOTAL INVESTMENT INCOME                               8,146         5,581        3,414         721
                                                        ------       -------     --------    --------
EXPENSES:
   Investment advisory fees                              1,964           683        1,164         616
   Administration fees                                     528           122          156          83
   Shareholder servicing fees -
      Institutional Sweep Class                            210           n/a          n/a         n/a
   Shareholder servicing fees - Class A                    660            63          154          75
   Shareholder servicing fees - Class C                    n/a             1           13           1
   Shareholder servicing fees - Class D                    n/a           n/a          n/a         n/a
   Distribution fees - Class A                             660            --           --          --
   Distribution fees - Class C                             n/a             2           40           3
   Transfer agent fees                                      58            58           58          58
   Custodian fees                                          147            34           44          23
   Trustees' fees                                           25             6            8           4
   Chief Compliance Officer fees                            13             3            4           2
   Professional fees                                       120            31           36          16
   Printing fees                                            29             8            9           6
   Registration fees                                        10             4           25          15
   Insurance and other expenses                             46            23            7           5
                                                        ------       -------     --------    --------
   Total Expenses                                        4,470         1,038        1,718         907
   Less: Investment advisory fees waived                   (94)         (119)          --          --
   Less: Shareholder servicing fees
      reimbursed by Advisor - Institutional Class         (123)           --           --          --
   Less: Shareholder servicing fees
      reimbursed by Advisor - Class A                      (29)           --           --          --
   Less: Distribution fees waived - Class A               (194)           --           --          --
                                                        ------       -------     --------    --------
   TOTAL NET EXPENSES                                    4,030           919        1,718         907
                                                        ------       -------     --------    --------
   NET INVESTMENT INCOME (LOSS)                          4,116         4,662        1,696        (186)
                                                        ------       -------     --------    --------
   Net realized gain (loss) from
      investment transactions                               (8)          723      (16,116)    (15,204)
   Net change in unrealized appreciation
      (depreciation) on investments                         --        (3,766)     (41,153)    (19,646)
                                                        ------       -------     --------    --------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS          (8)       (3,043)     (57,269)    (34,850)
                                                        ------       -------     --------    --------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                         $4,108       $ 1,619     $(55,573)   $(35,036)
                                                        ======       =======     ========    ========

"n/a" designates that the fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                   FOR THE YEAR OR PERIOD ENDED JANUARY 31, 2009

                                                                  QUANTITATIVE    DIVERSIFIED
                                                     BURKENROAD    LONG/SHORT    INTERNATIONAL
                                                        FUND          FUND#          FUND#
                                                     ----------   ------------   -------------
INVESTMENT INCOME:
   Interest income                                    $     --       $    --        $    --
   Dividend income                                         265            79             94
   Income from Affiliated Investments                        8            --             --
   Less: Foreign Taxes Withheld                             --            --             (3)
                                                      --------       -------        -------
   TOTAL INVESTMENT INCOME                                 273            79             91
                                                      --------       -------        -------
EXPENSES:
   Investment advisory fees                                268            55             47
   Shareholder servicing fees - Class A                     30             5              5
   Shareholder servicing fees - Class A                     54             1              1
   Shareholder servicing fees - Class C                    n/a            --             --
   Shareholder servicing fees - Class D                     16           n/a            n/a
   Distribution fees - Class A                              --            --             --
   Distribution fees - Class C                             n/a            --             --
   Distribution fees - Class D                              16           n/a            n/a
   Transfer agent fees                                      39            19             19
   Custodian fees                                            8             7             22
   Chief Compliance Officer fees                             1            --             --
   Trustees' fees                                            1            --             --
   Professional fees                                         8             3              6
   Printing fees                                             9             1              1
   Registration fees                                        24            --             --
   Offering Costs                                           --            10             10
   Dividend and interest expense on securities
      sold short                                            --             3             --
   Insurance and other expenses                              3             1              1
                                                      --------       -------        -------
   Total Expenses                                          477           105            112
   Less: Investment advisory fees waived                   (67)          (24)           (41)
                                                      --------       -------        -------
   TOTAL NET EXPENSES                                      410            81             71
                                                      --------       -------        -------
   NET INVESTMENT INCOME (LOSS)                           (137)           (2)            20
                                                      --------       -------        -------
   Net realized loss from investment transactions       (1,667)       (2,516)           (71)
   Net realized loss on securities sold short               --          (164)            --
   Net realized gain from foreign currency
      transactions                                          --            --              8
   Net change in unrealized appreciation
      (depreciation) on investments                     (8,444)       (1,031)        (4,938)
   Net change in unrealized appreciation
      on securities sold short                              --            20             --
   Net change in unrealized appreciation
      (depreciation) on foreign currency                    --            --             (6)
                                                      --------       -------        -------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS     (10,111)       (3,691)        (5,007)
                                                      --------       -------        -------
   NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                       $(10,248)      $(3,693)       $(4,987)
                                                      ========       =======        =======

     "n/a" designates that the fund does not offer this class.

     Amounts designated as "--" are either $0 or have been rounded to $0.

#    Commenced operations on September 30, 2008.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                      TREASURY SECURITIES      STRATEGIC INCOME
                                                       MONEY MARKET FUND          BOND FUND
                                                     ---------------------   -------------------
                                                        2009        2008       2009       2008
                                                     ---------------------   -------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                      $   4,116   $  20,828   $  4,662   $  4,598
   Net realized gain (loss) from investment
      transactions                                          (8)         --        723        227
   Net change in unrealized appreciation
      (depreciation) on investments                         --          --     (3,766)     4,676
                                                     ---------   ---------   --------   --------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                    4,108      20,828      1,619      9,501
                                                     ---------   ---------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                (1,606)     (7,467)    (3,644)    (3,784)
      Institutional Sweep Class Shares                    (727)     (3,425)       n/a        n/a
      Class A Shares                                    (1,784)     (9,936)      (994)      (819)
      Class C Shares                                       n/a         n/a         (7)        (4)
   Net Realized Gains:
      Trust Class Shares                                    --          --       (367)        --
      Class A Shares                                        --          --       (113)        --
      Class C Shares                                       n/a         n/a         (1)        --
                                                     ---------   ---------   --------   --------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                    (4,117)    (20,828)    (5,126)    (4,607)
                                                     ---------   ---------   --------   --------
CAPITAL SHARE TRANSACTIONS (1):
      Trust Class Shares:
         Shares issued                                 461,955     452,779     11,934     17,013
         Shares reinvested                                  75         192        773        707
         Shares redeemed                              (507,765)   (468,353)   (27,151)   (15,387)
                                                     ---------   ---------   --------   --------
      TOTAL TRUST CLASS SHARES TRANSACTIONS            (45,735)    (15,382)   (14,444)     2,333
                                                     ---------   ---------   --------   --------
      Institutional Sweep Class Shares:
         Shares issued                                 587,273     857,060        n/a        n/a
         Shares reinvested                                  41         225        n/a        n/a
         Shares redeemed                              (618,302)   (904,565)       n/a        n/a
                                                     ---------   ---------   --------   --------
      TOTAL INSTITUTIONAL SWEEP CLASS SHARES
         TRANSACTIONS                                  (30,988)    (47,280)       n/a        n/a
                                                     ---------   ---------   --------   --------
      Class A Shares:
         Shares issued                                 801,093     875,824     11,188     11,616
         Shares reinvested                                 335       1,287      1,075        806
         Shares redeemed                              (893,553)   (821,400)   (12,361)    (5,885)
                                                     ---------   ---------   --------   --------
      TOTAL CLASS A SHARES TRANSACTIONS                (92,125)     55,711        (98)     6,537
                                                     ---------   ---------   --------   --------
      Class C Shares:
         Shares issued                                     n/a         n/a        190         15
         Shares reinvested                                 n/a         n/a          8          3
         Shares redeemed                                   n/a         n/a        (22)       (16)
                                                     ---------   ---------   --------   --------
      TOTAL CLASS C SHARES TRANSACTIONS                    n/a         n/a        176          2
                                                     ---------   ---------   --------   --------
      Redemption Fees                                      n/a         n/a         --         --
                                                     ---------   ---------   --------   --------
      TOTAL INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                   (168,848)     (6,951)   (14,366)     8,872
                                                     ---------   ---------   --------   --------
         TOTAL INCREASE (DECREASE) IN NET ASSETS      (168,857)     (6,951)   (17,873)    13,766
                                                     ---------   ---------   --------   --------
NET ASSETS:
   Beginning of year                                   587,841     594,792    118,690    104,924
                                                     ---------   ---------   --------   --------
   End of year                                       $ 418,984   $ 587,841   $100,817   $118,690
                                                     =========   =========   ========   ========
   Undistributed (Distributions in excess of) net
      investment income (Accumulated net
      investment loss)                               $      (1)  $      --   $     29   $     12
                                                     =========   =========   ========   ========

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                 FOR THE YEARS ENDED JANUARY 31,

     VALUE FUND            GROWTH FUND
-------------------   --------------------
  2009       2008       2009        2008
-------------------   --------------------

$  1,696   $  1,205   $   (186)  $   (368)

 (16,116)     8,742    (15,204)     2,270

 (41,153)   (12,792)   (19,646)    (4,692)
--------   --------   --------   --------

 (55,573)    (2,845)   (35,036)    (2,790)
--------   --------   --------   --------


  (1,038)      (797)        --         --
     n/a        n/a        n/a        n/a
    (645)      (434)        --         --
     (22)        (1)        --         --

    (306)    (7,554)        --     (1,127)
    (218)    (5,662)        --       (865)
     (20)      (206)        --         (9)
--------   --------   --------   --------
  (2,249)   (14,654)        --     (2,001)
--------   --------   --------   --------


  27,251     42,233     12,940     28,703
     602      7,737         --      1,127
 (16,274)   (36,989)    (8,911)   (25,961)
--------   --------   --------   --------
  11,579     12,981      4,029      3,869
--------   --------   --------   --------

     n/a        n/a        n/a        n/a
     n/a        n/a        n/a        n/a
     n/a        n/a        n/a        n/a
--------   --------   --------   --------

     n/a        n/a        n/a        n/a
--------   --------   --------   --------

  26,716     25,244      7,613     12,086
     820      5,815         --        842
 (19,465)   (15,053)   (13,068)    (8,148)
--------   --------   --------   --------
   8,071     16,006     (5,455)     4,780
--------   --------   --------   --------

   2,008      4,662        284         67
      42        191         --          9
  (1,183)      (614)       (84)      (150)
--------   --------   --------   --------
     867      4,239        200        (74)
--------   --------   --------   --------
      --         --         --         --
--------   --------   --------   --------

  20,517     33,226     (1,226)     8,575
--------   --------   --------   --------
 (37,305)    15,727    (36,262)     3,784
--------   --------   --------   --------

 152,862    137,135     91,243     87,459
--------   --------   --------   --------
$115,557   $152,862   $ 54,981   $ 91,243
========   ========   ========   ========


$     54   $      1   $    (97)  $   (249)
========   ========   ========   ========

     The accompanying notes are an intgral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)                                 (LOGO)
                                       FOR THE YEARS OR PERIOD ENDED JANUARY 31,

                                                                                                 QUANTITATIVE    DIVERSIFIED
                                                                                 BURKENROAD       LONG/SHORT    INTERNATIONAL
                                                                                    FUND             FUND           FUND
                                                                            ------------------   ------------   -------------
                                                                              2009       2008        2009*          2009*
                                                                            ------------------   ------------   -------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                                             $   (137)  $  (124)    $    (2)       $     20
   Net realized gain (loss) from investments
      (including securities sold short) and foreign currency transactions     (1,667)    1,186      (2,680)            (63)
   Net change in unrealized appreciation (depreciation) on investments
      (including securities sold short) and foreign currency                  (8,444)   (2,241)     (1,011)         (4,944)
                                                                            --------   -------     -------        --------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (10,248)   (1,179)     (3,693)         (4,987)
                                                                            --------   -------     -------        --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income:
      Trust Class Shares                                                          --        --          (6)            (51)
      Class A Shares                                                              --        --          --              (6)
      Class C Shares                                                             n/a       n/a          --              --
   Net Realized Gains:
      Class A Shares                                                            (404)     (291)         --              --
      Class D Shares                                                             (91)      (94)         --              --
                                                                            --------   -------     -------        --------
      TOTAL DIVIDENDS AND DISTRIBUTIONS                                         (495)     (385)         (6)            (57)
                                                                            --------   -------     -------        --------
CAPITAL SHARE TRANSACTIONS (1):
      Trust Class:
         Shares issued                                                           n/a       n/a      25,058          26,602
         Shares reinvested                                                       n/a       n/a           3              20
         Shares redeemed                                                         n/a       n/a      (8,805)         (9,132)
                                                                            --------   -------     -------        --------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                                      n/a       n/a      16,256          17,490
                                                                            --------   -------     -------        --------
      Class A Shares:
         Shares issued                                                        19,745     6,004       2,431           2,406
         Shares reinvested                                                       383       268          --               5
         Shares redeemed                                                      (7,960)   (4,454)       (165)           (179)
                                                                            --------   -------     -------        --------
      TOTAL CLASS A SHARES TRANSACTIONS                                       12,168     1,818       2,266           2,232
                                                                            --------   -------     -------        --------
      Class C Shares:
         Shares issued                                                           n/a       n/a           1               1
         Shares reinvested                                                       n/a       n/a          --              --
         Shares redeemed                                                         n/a       n/a          --              --
                                                                            --------   -------     -------        --------
      TOTAL CLASS C SHARES TRANSACTIONS                                          n/a       n/a           1               1
                                                                            --------   -------     -------        --------
      Class D Shares:
         Shares issued                                                         2,113       544         n/a             n/a
         Shares reinvested                                                        88        90         n/a             n/a
         Shares redeemed                                                      (1,406)   (1,212)        n/a             n/a
                                                                            --------   -------     -------        --------
      TOTAL CLASS D SHARES TRANSACTIONS                                          795      (578)        n/a             n/a
                                                                            --------   -------     -------        --------
      Redemption Fees                                                             14         4          --              --
                                                                            --------   -------     -------        --------
      TOTAL INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS            12,977     1,244      18,523          19,723
                                                                            --------   -------     -------        --------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                               2,234      (320)     14,824          14,679
                                                                            --------   -------     -------        --------
NET ASSETS:
   Beginning of year                                                          25,815    26,135          --              --
                                                                            --------   -------     -------        --------
   End of year                                                              $ 28,049   $25,815     $14,824        $ 14,679
                                                                            ========   =======     =======        ========
   Distributions in excess of net investment income/
      Accumulated net investment loss                                       $    (87)  $   (71)    $    (8)       $    (37)
                                                                            ========   =======     =======        ========

*    Commenced operations on September 30, 2008.

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

       NET ASSET                 NET REALIZED      TOTAL      DIVIDENDS    DISTRIBUTIONS       TOTAL       NET ASSET
         VALUE,        NET      AND UNREALIZED     FROM        FROM NET        FROM          DIVIDENDS       VALUE,
       BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND         END OF
        OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS    PERIOD
       ---------   ----------   --------------   ----------   ----------   -------------   -------------   ---------
TREASURY SECURITIES MONEY MARKET FUND
TRUST CLASS SHARES
2009     $1.00       $0.01           $--          $0.01        $(0.01)          $--          $(0.01)        $1.00
2008      1.00        0.04            --           0.04         (0.04)           --           (0.04)         1.00
2007      1.00        0.04            --           0.04         (0.04)           --           (0.04)         1.00
2006      1.00        0.03            --           0.03         (0.03)           --           (0.03)         1.00
2005      1.00        0.01            --           0.01         (0.01)           --           (0.01)         1.00
INSTITUTIONAL SWEEP CLASS SHARES
2009     $1.00       $0.01           $--          $0.01        $(0.01)          $--          $(0.01)        $1.00
2008      1.00        0.04            --           0.04         (0.04)           --           (0.04)         1.00
2007      1.00        0.04            --           0.04         (0.04)           --           (0.04)         1.00
2006      1.00        0.02            --           0.02         (0.02)           --           (0.02)         1.00
2005      1.00        0.01            --           0.01         (0.01)           --           (0.01)         1.00
CLASS A SHARES
2009     $1.00       $0.01           $--          $0.01        $(0.01)          $--          $(0.01)        $1.00
2008      1.00        0.04            --           0.04         (0.04)           --           (0.04)         1.00
2007      1.00        0.04            --           0.04         (0.04)           --           (0.04)         1.00
2006      1.00        0.02            --           0.02         (0.02)           --           (0.02)         1.00
2005      1.00          --(1)         --             --(1)         --(1)         --              --(1)       1.00

(1)  Amounts represent less than $0.01 per share.

Amounts designated as "--"are $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                        RATIO OF
                                      EXPENSES TO
                                        AVERAGE           RATIO OF
                        RATIO OF       NET ASSETS      NET INVESTMENT
         NET ASSETS,   EXPENSES TO     (EXCLUDING          INCOME       PORTFOLIO
TOTAL      END OF        AVERAGE     WAIVERS AND/OR      TO AVERAGE      TURNOVER
RETURN   YEAR (000)     NET ASSETS   REIMBURSEMENTS)     NET ASSETS       RATE
------   -----------   -----------   ---------------   --------------   ---------

 1.04%     $110,321       0.57%           0.60%             1.12%          n/a
 4.10       156,059       0.58            0.59              4.07           n/a
 4.44       171,440       0.58            0.64              4.37           n/a
 2.68       138,982       0.58            0.65              2.68           n/a
 0.82       165,510       0.58            0.64              0.85           n/a

 0.83%     $ 64,711       0.79%           0.85%             0.87%          n/a
 3.84        95,701       0.83            0.85              3.81           n/a
 4.18       142,981       0.83            0.89              4.08           n/a
 2.42       142,571       0.83            0.90              2.42           n/a
 0.56       136,022       0.83            0.89              0.64           n/a

 0.65%     $243,952       0.96%           1.10%             0.68%          n/a
 3.58       336,081       1.08            1.09              3.48           n/a
 3.92       280,371       1.08            1.14              3.90           n/a
 2.17       143,990       1.08            1.15              2.15           n/a
 0.37       112,162       1.03            1.14              0.43           n/a

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                NET ASSET                NET REALIZED    TOTAL     DIVIDENDS   DISTRIBUTIONS      TOTAL
                 VALUE,       NET      AND UNREALIZED    FROM       FROM NET       FROM         DIVIDENDS
                BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT  INVESTMENT   NET REALIZED       AND       REDEMPTION
                 OF YEAR    INCOME+    ON INVESTMENTS  OPERATIONS   INCOME         GAINS      DISTRIBUTIONS     FEES
                ---------  ----------  --------------  ----------  ----------  -------------  -------------  ----------
STRATEGIC INCOME BOND FUND
TRUST CLASS SHARES
2009              $15.74     $0.64         $(0.35)       $0.29       $(0.64)       $(0.07)       $(0.71)        $--
2008               15.09      0.64           0.65         1.29        (0.64)           --         (0.64)         --
2007               15.12      0.62          (0.03)        0.59        (0.62)           --         (0.62)         --
2006               15.52      0.55          (0.40)        0.15        (0.55)           --         (0.55)         --
2005               15.86      0.51          (0.23)        0.28        (0.52)        (0.10)        (0.62)         --
CLASS A SHARES
2009              $15.71     $0.60         $(0.34)       $0.26       $(0.60)       $(0.07)       $(0.67)        $--
2008               15.07      0.60           0.64         1.24        (0.60)           --         (0.60)         --
2007               15.10      0.58          (0.03)        0.55        (0.58)           --         (0.58)         --
2006               15.50      0.52          (0.40)        0.12        (0.52)           --         (0.52)         --
2005               15.84      0.47          (0.23)        0.24        (0.48)        (0.10)        (0.58)         --
CLASS C SHARES
2009              $15.80     $0.49         $(0.36)       $0.13       $(0.49)       $(0.07)       $(0.56)        $--
2008               15.15      0.49           0.65         1.14        (0.49)           --         (0.49)         --
2007               15.14      0.47           0.01         0.48        (0.47)           --         (0.47)         --
2006               15.54      0.40          (0.40)          --        (0.40)           --         (0.40)         --
2005               15.88      0.36          (0.24)        0.12        (0.36)        (0.10)        (0.46)         --

+    Per share data calculated using average shares method.

*    Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                                RATIO OF
                                              EXPENSES TO     RATIO OF
NET ASSET                          RATIO OF     AVERAGE    NET INVESTMENT
  VALUE,            NET ASSETS,  EXPENSES TO  NET ASSETS       INCOME      PORTFOLIO
 END OF     TOTAL     END OF       AVERAGE    (EXCLUDING     TO AVERAGE     TURNOVER
  YEAR     RETURN*  YEAR (000)    NET ASSETS    WAIVERS)     NET ASSETS       RATE
---------  -------  -----------  -----------  -----------  --------------  ---------

 $15.32     1.94%     $76,917       0.75%        0.85%         4.15%           32%
  15.74     8.76       94,135       0.75         0.84          4.19            14
  15.09     4.00       87,835       0.75         0.89          4.12            19
  15.12     1.02       77,340       0.75         0.91          3.60            18
  15.52     1.83       67,849       0.75         0.93          3.28            45

 $15.30     1.76%     $23,610       1.00%        1.11%         3.91%           32%
  15.71     8.43       24,436       1.00         1.09          3.94            14
  15.07     3.75       16,977       1.00         1.14          3.88            19
  15.10     0.77       12,656       1.00         1.16          3.37            18
  15.50     1.58        8,028       1.00         1.18          3.03            45

 $15.37     0.89%     $   290       1.75%        1.86%         3.20%           32%
  15.80     7.65          119       1.75         1.84          3.19            14
  15.15     3.23          112       1.75         1.89          3.12            19
  15.14     0.01          129       1.75         1.91          2.61            18
  15.54     0.80          120       1.75         1.93          2.28            45

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS  DISTRIBUTIONS      TOTAL
                  VALUE,        NET        AND UNREALIZED     FROM      FROM NET       FROM         DIVIDENDS
                BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT  INVESTMENT  NET REALIZED        AND        REDEMPTION
                 OF YEAR   INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME        GAINS       DISTRIBUTIONS     FEES
                ---------  --------------  --------------  ----------  ----------  -------------   -------------  ----------
VALUE FUND
TRUST CLASS SHARES
2009              $23.44      $ 0.27           $(7.99)       $(7.72)     $(0.27)      $(0.08)        $(0.35)         $--
2008               26.12        0.25            (0.38)        (0.13)      (0.24)       (2.31)         (2.55)          --
2007               24.37        0.26             3.32          3.58       (0.24)       (1.59)         (1.83)          --
2006               22.51        0.28             3.58          3.86       (0.28)       (1.72)         (2.00)          --
2005               19.20        0.14             3.81          3.95       (0.15)       (0.49)         (0.64)          --
CLASS A SHARES
2009              $23.36      $ 0.22           $(7.97)       $(7.75)     $(0.22)      $(0.08)        $(0.30)         $--
2008               26.04        0.18            (0.37)        (0.19)      (0.18)       (2.31)         (2.49)          --
2007               24.31        0.20             3.30          3.50       (0.18)       (1.59)         (1.77)          --
2006               22.46        0.21             3.58          3.79       (0.22)       (1.72)         (1.94)          --
2005               19.16        0.09             3.80          3.89       (0.10)       (0.49)         (0.59)          --
CLASS C SHARES
2009              $22.92      $ 0.06           $(7.80)       $(7.74)     $(0.08)      $(0.08)        $(0.16)         $--
2008               25.60       (0.03)           (0.33)        (0.36)      (0.01)       (2.31)         (2.32)          --
2007               23.95        0.01             3.26          3.27       (0.03)       (1.59)         (1.62)          --
2006               22.18        0.04             3.53          3.57       (0.08)       (1.72)         (1.80)          --
2005               19.00       (0.06)            3.75          3.69       (0.02)       (0.49)         (0.51)          --

+    Per share data calculated using average shares method.

*    Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                                RATIO OF
                                                EXPENSES       RATIO OF
NET ASSET                          RATIO OF    TO AVERAGE   NET INVESTMENT
  VALUE,             NET ASSETS,  EXPENSES TO   NET ASSETS   INCOME (LOSS)  PORTFOLIO
 END OF      TOTAL     END OF      AVERAGE     (EXCLUDING     TO AVERAGE     TURNOVER
  YEAR      RETURN*   YEAR (000)  NET ASSETS    WAIVERS)      NET ASSETS      RATE
---------   -------  -----------  -----------  -----------  --------------  ---------

 $15.37    (33.21)%    $65,358       1.04%         1.04%         1.31%         65%
  23.44     (1.31)      84,322       1.03          1.03          0.91          60
  26.12     14.83       80,965       1.08          1.08          1.02          64
  24.37     17.52       68,633       1.09          1.09          1.18          77
  22.51     20.64       58,016       1.10          1.11          0.70          65

 $15.31    (33.41)%    $46,305       1.29%         1.29%         1.06%         65%
  23.36     (1.54)      63,371       1.28          1.28          0.66          60
  26.04     14.52       55,007       1.33          1.33          0.77          64
  24.31     17.24       34,985       1.34          1.34          0.88          77
  22.46     20.36       19,557       1.35          1.36          0.46          65

 $15.02    (33.85)%    $ 3,894       2.04%         2.04%         0.31%         65%
  22.92     (2.19)       5,169       2.03          2.03         (0.11)         60
  25.60     13.72        1,163       2.08          2.08          0.03          64
  23.95     16.37          754       2.09          2.09          0.17          77
  22.18     19.42          535       2.10          2.11         (0.31)         65

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                   NET ASSET                 NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
                     VALUE,        NET      AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
                   BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND        REDEMPTION
                    OF YEAR       LOSS+     ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS      FEES
                   ---------   ----------   --------------   ----------   ----------   -------------   -------------   ----------
GROWTH FUND
TRUST CLASS SHARES
2009                 $17.31      $(0.02)        $(6.90)        $(6.92)        $--         $   --          $   --           $--
2008                  18.11       (0.05)         (0.36)         (0.41)         --          (0.39)          (0.39)           --
2007                  20.13       (0.05)          0.44           0.39          --          (2.41)          (2.41)           --
2006                  16.52       (0.08)          3.86           3.78          --          (0.17)          (0.17)           --
2005                  14.74       (0.05)          1.83           1.78          --             --              --            --
CLASS A SHARES
2009                 $17.00      $(0.06)        $(6.76)        $(6.82)        $--         $   --          $   --           $--
2008                  17.83       (0.10)         (0.34)         (0.44)         --          (0.39)          (0.39)           --
2007                  19.91       (0.10)          0.43           0.33          --          (2.41)          (2.41)           --
2006                  16.38       (0.12)          3.82           3.70          --          (0.17)          (0.17)           --
2005                  14.66       (0.09)          1.81           1.72          --             --              --            --
CLASS C SHARES
2009                 $16.02      $(0.15)        $(6.35)        $(6.50)        $--         $   --          $   --           $--
2008                  16.95       (0.23)         (0.31)         (0.54)         --          (0.39)          (0.39)           --
2007                  19.18       (0.23)          0.41           0.18          --          (2.41)          (2.41)           --
2006                  15.91       (0.25)          3.69           3.44          --          (0.17)          (0.17)           --
2005                  14.34       (0.19)          1.76           1.57          --             --              --            --

+    Per share data calculated using average shares method.

*    Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                                RATIO OF
                                              EXPENSES TO     RATIO OF
NET ASSET                          RATIO OF     AVERAGE    NET INVESTMENT
  VALUE,            NET ASSETS,  EXPENSES TO  NET ASSETS        LOSS        PORTFOLIO
 END OF     TOTAL     END OF       AVERAGE    (EXCLUDING     TO AVERAGE     TURNOVER
  YEAR     RETURN*  YEAR (000)    NET ASSETS    WAIVERS)     NET ASSETS       RATE
---------  -------  -----------  -----------  -----------  --------------  ---------

 $10.39    (39.98)%   $35,730        1.08%        1.08%        (0.13)%         84%
  17.31     (2.49)     53,028        1.06         1.06         (0.28)          60
  18.11      2.07      51,654        1.10         1.10         (0.28)          94
  20.13     22.95      47,375        1.10         1.12         (0.42)          67
  16.52     12.08      37,052        1.10         1.15         (0.33)          64

 $10.18    (40.12)%   $18,918        1.32%        1.32%        (0.39)%         84%
  17.00     (2.69)     37,852        1.31         1.31         (0.53)          60
  17.83      1.78      35,347        1.35         1.35         (0.53)          94
  19.91     22.66      28,376        1.35         1.37         (0.68)          67
  16.38     11.73      14,234        1.35         1.40         (0.57)          64

 $ 9.52    (40.57)%   $   333        2.08%        2.08%        (1.14)%         84%
  16.02     (3.43)        363        2.06         2.06         (1.28)          60
  16.95      1.06         458        2.10         2.10         (1.28)          94
  19.18     21.69         546        2.10         2.12         (1.42)          67
  15.91     10.95         399        2.10         2.15         (1.29)          64

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                  NET ASSET                 NET REALIZED       TOTAL     DISTRIBUTIONS                                NET ASSET
                    VALUE,        NET      AND UNREALIZED      FROM           FROM                                      VALUE,
                  BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT    NET REALIZED       TOTAL       REDEMPTION     END OF
                   OF YEAR       LOSS+     ON INVESTMENTS   OPERATIONS       GAINS       DISTRIBUTIONS      FEES        PERIOD
                  ---------   ----------   --------------   ----------   -------------   -------------   ----------   ---------
BURKENROAD FUND
CLASS A SHARES
2009                $29.61      $(0.12)        $(7.68)        $(7.80)       $(0.40)         $(0.40)         $0.01       $21.42
2008                 31.32       (0.12)         (1.15)         (1.27)        (0.44)          (0.44)            --        29.61
2007                 29.30       (0.10)          2.12           2.02            --              --             --        31.32
2006                 24.97       (0.08)          4.41           4.33            --              --             --        29.30
2005                 20.70       (0.08)          4.35           4.27            --              --             --        24.97
CLASS D SHARES
2009                $29.26      $(0.20)        $(7.55)        $(7.75)       $(0.40)         $(0.40)         $0.01       $21.12
2008                 31.04       (0.20)         (1.14)         (1.34)        (0.44)          (0.44)            --        29.26
2007                 29.07       (0.17)          2.10           1.93            --              --           0.04        31.04
2006                 24.82       (0.14)          4.38           4.24            --              --           0.01        29.07
2005                 20.62       (0.14)          4.34           4.20            --              --             --        24.82

+    Per share data calculated using average shares method.

*    Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                          RATIO OF
                                           EXPENSES
                                          TO AVERAGE        RATIO OF
                          RATIO OF        NET ASSETS     NET INVESTMENT
          NET ASSETS,   EXPENSES TO       (EXCLUDING          LOSS        PORTFOLIO
 TOTAL       END OF       AVERAGE       WAIVERS AND/OR     TO AVERAGE      TURNOVER
RETURN*    YEAR (000)    NET ASSETS    REIMBURSEMENTS)     NET ASSETS        RATE
-------   -----------   -----------    ---------------   --------------   ---------

(26.36)%    $23,033        1.40%            1.64%            (0.42)%          87%
 (4.14)      19,579        1.40             1.62             (0.38)           42
  6.89       18,987        1.40             1.71             (0.34)           22
 17.34       13,376        1.40             1.82             (0.33)           32
 20.63        5,544        1.40             2.14             (0.37)           17

(26.50)%    $ 5,016        1.65%            1.88%            (0.70)%          87%
 (4.40)       6,236        1.65             1.87             (0.63)           42
  6.78        7,148        1.65             1.96             (0.58)           22
 17.12        6,151        1.65             2.07             (0.55)           32
 20.37        2,739        1.65             2.39             (0.62)           17

FOR A SHARE OUTSTANDING
FOR THE PERIOD ENDED JANUARY 31,



                 NET ASSET                 NET REALIZED       TOTAL      DIVIDENDS       TOTAL       NET ASSET
                   VALUE,       NET       AND UNREALIZED      FROM       FROM NET      DIVIDENDS       VALUE,
                 BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT        AND          END OF
                  OF YEAR       LOSS+     ON INVESTMENTS   OPERATIONS     INCOME     DISTRIBUTIONS     PERIOD
                 ---------   ----------   --------------   ----------   ----------   -------------   ---------
QUANTITATIVE LONG/SHORT FUND
TRUST CLASS SHARES
2009#              $15.00      $   --         $(3.66)        $(3.66)      $(0.01)       $(0.01)        $11.33
CLASS A SHARES
2009#              $15.00      $(0.01)        $(3.66)        $(3.67)      $  --         $   --         $11.33
CLASS C SHARES
2009#              $15.00      $(0.04)        $(3.67)        $(3.71)      $  --         $   --         $11.29

+    Per share data calculated using average shares method.

# Commenced operations on September 30, 2008. Ratios for the period have been annualized.

* Total return excludes applicable sales charge and is for the period indicated and has not been annualized. Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                           RATIO OF
                                         EXPENSES TO           RATIO OF           RATIO OF
                          RATIO OF    AVERAGE NET ASSET      EXPENSES TO       NET INVESTMENT
          NET ASSETS,   EXPENSES TO       (EXCLUDING      AVERAGE NET ASSETS        LOSS        PORTFOLIO
 TOTAL       END OF       AVERAGE       DIVIDENDS AND         (EXCLUDING         TO AVERAGE      TURNOVER
RETURN*    YEAR (000)    NET ASSETS   INTEREST EXPENSE)         WAIVERS)         NET ASSETS        RATE
-------   -----------   -----------   -----------------   ------------------   --------------   ---------


(24.43)%    $12,881        1.77%            1.70%                2.29%             (0.03)%         47%

(24.47)%    $ 1,942        2.02%            1.95%                2.61%             (0.33)%         47%

(24.73)%    $     1        2.74%            2.67%                3.56%             (1.08)%         47%


FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING
FOR THE PERIOD ENDED JANUARY 31,



                 NET ASSET                     NET REALIZED       TOTAL      DIVIDENDS       TOTAL       NET ASSET
                   VALUE,          NET        AND UNREALIZED      FROM       FROM NET      DIVIDENDS       VALUE,
                 BEGINNING     INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT        AND          END OF
                  OF YEAR    INCOME (LOSS)+   ON INVESTMENTS   OPERATIONS     INCOME     DISTRIBUTIONS     PERIOD
                 ---------   --------------   --------------   ----------   ----------   -------------   ---------
DIVERSIFIED INTERNATIONAL FUND
TRUST CLASS SHARES
2009#              $15.00        $ 0.02           $(4.60)        $(4.58)      $(0.04)       $(0.04)        $10.38
CLASS A SHARES
2009#              $15.00        $   --           $(4.58)        $(4.58)      $(0.04)       $(0.04)        $10.38
CLASS C SHARES
2009#              $15.00        $(0.02)          $(4.59)        $(4.61)      $(0.02)       $(0.02)        $10.37

# Commenced operations on September 30, 2008. Ratios for the period have been annualized.

* Total return excludes applicable sales charge and is for the period indicated and has not been annualized.

+    Per share data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

                                        RATIO OF
                                      EXPENSES TO      RATIO OF
                         RATIO OF       AVERAGE     NET INVESTMENT
          NET ASSETS,   EXPENSES TO    NET ASSETS    INCOME (LOSS)   PORTFOLIO
 TOTAL       END OF       AVERAGE      (EXCLUDING     TO AVERAGE      TURNOVER
RETURN*    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
-------   -----------   -----------   -----------   --------------   ---------


(30.53)%    $12,925        1.50%         2.36%           0.45%           2%

(30.57)%    $ 1,753        1.75%         2.74%           0.11%           2%

(30.77)%    $     1        2.50%         3.36%          (0.62)%          2%

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors' Inner Circle Fund II (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with thirty funds. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Treasury Securities Money Market Fund (the "Treasury Securities Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund (the "Value Fund"), the Hancock Horizon Growth Fund (the "Growth Fund"), the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund"), the Hancock Horizon Quantitative Long/Short Fund (the "Quantitative Long/Short Fund") and the Hancock Horizon Diversified International Fund (the "Diversified International Fund") (each a "Fund" and collectively the "Funds"). The Quantitative Long/Short and the Diversified International Funds commenced operations on September 30, 2008. The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2009, there were no fair valued securities in the Funds.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

     The Treasury Securities Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund's Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund uses FT Interactive Data Corp. ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Diversified International Fund's administrator and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

As of January 31, 2009, the total market value of securities in the Diversified International Fund valued in accordance with Fair Value Procedures was $8,213,864 or 55.9% of net assets.

In September 2006, the Financial Accounting Standards Board (FASB) released STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Funds adopted SFAS No. 157 on February 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at January 31, 2009:

                        LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                       --------   --------   -------   --------
Treasury Securities
   Money Market Fund   $229,477   $189,805     $--     $419,282
Strategic Income
   Bond Fund             11,355     88,565      --       99,920
Value Fund              115,522         --      --      115,522
Growth Fund              55,042         --      --       55,042
Burkenroad Fund          27,934         --      --       27,934
Quantitative
   Long/Short Fund
   Assets at Fair Value at January 31, 2009 (investments in securities at fair value)
                         14,949         --      --       14,949
  Liabilities at Fair Value at January 31, 2009 (securities sold short at fair value)
                           (973)        --      --         (973)
Diversified
   International Fund     6,307      8,214*     --       14,521

* Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

FEDERAL INCOME TAXES - It is each Fund's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and

                                                                          (LOGO)
                                                                JANUARY 31, 2009

foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income.

REPURCHASE AGREEMENTS - The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA PURCHASE COMMITMENTS - The Funds may engage in "to be announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

SHORT SALES -- The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

EXPENSES - Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

CLASSES OF SHARES - Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared daily and paid monthly for the Treasury Securities Money Market Fund, declared and paid monthly for the Strategic Income Bond

Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and the Diversified International Fund. Any net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

OFFERING COSTS -- Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Quantitative Long/Short and Diversified International Funds. As of January 31, 2009, $24,178 of offering costs remained to be amortized for the Quantitative Long/Short Fund and $13,412 remained for the Diversified International Fund.

OTHER -- The Class C Shares of the Strategic Income Bond Fund, Value Fund, Growth Fund, Quantitative Long/Short Fund and Diversified International Fund retain a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2009, Class C shares of the Value Fund charged fees of $226. For the year ended January 31, 2008, Class C shares of the Strategic Income Fund, Value Fund and Growth Fund charged fees of $0, $43 and $13, respectively. The Class A and Class D shares of the Burkenroad Fund charge a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2009, Class A and Class D shares of the Burkenroad Fund charged fees of $11,616 and $2,476, respectively. For the year ended January 31, 2008, Class A and Class D shares of the Burkenroad Fund charged fees of $3,695 and $280, respectively. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

ADVISORY AGREEMENT
     Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank, serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Treasury Securities Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds, 0.95% of the average daily net assets of the Burkenroad Fund, 1.20% of the average daily net assets of the Quantitative Long/Short Fund and 1.00% of the average daily net assets of the Diversified International Fund. For the period from October 1, 2008 through September 30, 2009, the Adviser will receive a fee for the Quantitative Long/Short Fund comprised of a basic fee ("basic fee") at the annual rate of 1.20% of the Fund's average daily net assets. For the month ending October 31, 2009 and each subsequent month going forward, the fee received by the Adviser for the Quantitative Long/Short Fund will be comprised of a basic fee at the annual rate of 1.20% of the Fund's average daily net assets as described above and a performance adjustment ("performance adjustment"), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. The performance adjustment will be calculated and paid monthly by comparing the Fund's Trust Class Share performance to that of the Fund's performance benchmark over the current month plus the previous 11 months (the "performance period"). In cases where the advisory fee is comprised of the basic fee and a performance adjustment, the fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund's Trust Class Share underperforms the Fund's performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund's Trust Share Class outperforms the Fund's performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance

                                                                          (LOGO)
                                                                JANUARY 31, 2009

adjustment, the basic fee at the annual rate of 1.20% of the Fund's average daily net assets will continue to apply. In addition, the Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board of Trustees of the Trust (the "Board") supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.
     The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following:

                       TREASURY
                      SECURITIES
                         MONEY      STRATEGIC
                        MARKET     INCOME BOND      VALUE       GROWTH
                         FUND*        FUND*         FUND**      FUND**
                      ----------   -----------      ------      ------
Trust Class Shares       0.58%        0.75%          1.10%       1.10%
Institutional Sweep
   Class Shares          0.83          n/a            n/a         n/a
Class A Shares           1.08         1.00           1.35        1.35
Class C Shares            n/a         1.75           2.10        2.10

                                  QUANTITATIVE    DIVERSIFIED
                     BURKENROAD    LONG/SHORT    INTERNATIONAL
                        FUND*        FUND**          FUND**
                     ----------   ------------   -------------
Trust Class Shares        n/a         1.70%          1.50%
Class A Shares           1.40%        1.95%          1.75%
Class C Shares            n/a         2.70%          2.50%
Class D Shares           1.65          n/a            n/a

"n/a" designates that the Fund does not offer this class.

* The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2009.

** The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.

     In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Treasury Securities Money Market Fund in order to limit the one-day net income yield of the Trust Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

ADMINISTRATION AGREEMENT
     SEI Investments Global Funds Services ("the Administrator")is the Administrator of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.
     The Funds and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.

TRANSFER AGENT AND CUSTODIAN AGREEMENT
     Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.
     Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets, subject to a minimum of $250 per month.
     U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund's average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund's average daily net assets.

DISTRIBUTION AGREEMENT
     The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                       TREASURY
                      SECURITIES
                         MONEY      STRATEGIC
                        MARKET     INCOME BOND       VALUE      GROWTH
                         FUND          FUND           FUND       FUND
                      ----------   -----------       -----      ------
Trust Class Shares         --           --             --          --
Institutional Sweep
   Class Shares            --          n/a            n/a         n/a
Class A Shares           0.25%          --             --          --
Class C Shares            n/a         0.75%          0.75%       0.75%

                                  QUANTITATIVE    DIVERSIFIED
                     BURKENROAD    LONG/SHORT    INTERNATIONAL
                        FUND          FUND            FUND
                     ----------   ------------   -------------
Trust Class Shares        n/a           --             --
Class A Shares             --           --             --
Class C Shares            n/a         0.75%          0.75%
Class D Shares           0.25%         n/a            n/a

"--" designates that no fees are charged to this class.

"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares. During the year ended January 31, 2009, Hancock Investment Securities, Inc. received distribution fees in the amount of $522,275, $5, $7, $5, $7,481, $1 and $1 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund, respectively.
     The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                       TREASURY
                      SECURITIES
                         MONEY      STRATEGIC
                        MARKET     INCOME BOND       VALUE      GROWTH
                         FUND          FUND           FUND       FUND
                      ----------   -----------       -----      ------
Trust Class Shares         --           --             --          --
Institutional Sweep
   Class Shares          0.25%         n/a            n/a         n/a
Class A Shares           0.25         0.25%          0.25%       0.25%
Class C Shares            n/a         0.25           0.25        0.25

                                  QUANTITATIVE    DIVERSIFIED
                     BURKENROAD    LONG/SHORT    INTERNATIONAL
                        FUND          FUND            FUND
                     ----------   ------------   -------------
Trust Class Shares        n/a           --             --
Class A Shares           0.25%        0.25%          0.25%
Class C Shares            n/a         0.25           0.25
Class D Shares           0.25          n/a            n/a

"--" designates that no fees are charged to this class.

"n/a" designates that the Fund does not offer this class.

     To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares. During the year ended January 31, 2009, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $732,096, $26,919, $28,975, $20,391, $22,619, $916 and $873 for the Treasury
Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund, respectively.

INVESTMENT IN AFFILIATED COMPANIES
     The Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Quantitative Long/Short Fund and Diversified International Fund may invest in the Treasury Securities Money Market Fund for cash management purposes. To the extent the Funds invest in the Treasury Securities Money Market Fund, they will indirectly bear a pro rata portion of the Treasury Securities Money Market Fund's portfolio management fees and other Fund operating expenses.

OTHER
     Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.
     The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

4. SHARE TRANSACTIONS:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                        TREASURY SECURITIES   STRATEGIC INCOME
                                         MONEY MARKET FUND        BOND FUND         VALUE FUND       GROWTH FUND
                                        -------------------   ----------------   ---------------   --------------
                                          2009       2008       2009     2008     2009     2008     2009    2008
                                        -------------------   ----------------   ---------------   --------------
Trust Class Shares:
   Shares issued                         461,955    452,779       779    1,120    1,443    1,723   1,007    1,609
   Shares reinvested                          75        192        51       46       34      300      --       59
   Shares redeemed                      (507,765)  (468,353)   (1,791)  (1,005)    (822)  (1,525)   (632)  (1,456)
                                        --------   --------    ------   ------   ------   ------   -----   ------
Total Trust Class Shares Transactions    (45,735)   (15,382)     (961)     161      655      498     375      212
                                        --------   --------    ------   ------   ------   ------   -----   ------
Institutional Sweep Class Shares:
   Shares issued                         587,273    857,060       n/a      n/a      n/a      n/a     n/a      n/a
   Shares reinvested                          41        225       n/a      n/a      n/a      n/a     n/a      n/a
   Shares redeemed                      (618,302)  (904,565)      n/a      n/a      n/a      n/a     n/a      n/a
                                        --------   --------    ------   ------   ------   ------   -----   ------
Total Institutional Sweep Class
   Shares Transactions                   (30,988)   (47,280)      n/a      n/a      n/a      n/a     n/a      n/a
                                        --------   --------    ------   ------   ------   ------   -----   ------
Class A Shares:
   Shares issued                         801,093    875,824       729      762    1,267      944     542      645
   Shares reinvested                         335      1,287        71       53       44      226      --       45
   Shares redeemed                      (893,553)  (821,400)     (811)    (387)  (1,001)    (570)   (910)    (445)
                                        --------   --------    ------   ------   ------   ------   -----   ------
Total Class A Shares Transactions        (92,125)    55,711       (11)     428      310      600    (368)     245
                                        --------   --------    ------   ------   ------   ------   -----   ------
Class C Shares:
   Shares issued                             n/a        n/a        12        1       95      196      18        4
   Shares reinvested                         n/a        n/a        --       --        2        8      --        1
   Shares redeemed                           n/a        n/a        (1)      --      (63)     (24)     (6)      (9)
                                        --------   --------    ------   ------   ------   ------   -----   ------
Total Class C Shares Transactions            n/a        n/a        11        1       34      180      12       (4)
                                        --------   --------    ------   ------   ------   ------   -----   ------
Class D Shares:
   Shares issued                             n/a        n/a       n/a      n/a      n/a      n/a     n/a      n/a
   Shares reinvested                         n/a        n/a       n/a      n/a      n/a      n/a     n/a      n/a
   Shares redeemed                           n/a        n/a       n/a      n/a      n/a      n/a     n/a      n/a
                                        --------   --------    ------   ------   ------   ------   -----   ------
Total Class D Shares Transactions            n/a        n/a       n/a      n/a      n/a      n/a     n/a      n/a
                                        --------   --------    ------   ------   ------   ------   -----   ------
Net Change in Capital Shares            (168,848)    (6,951)     (961)     590      999    1,278      19      453
                                        ========   ========    ======   ======   ======   ======   =====   ======

"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either 0 shares or have been rounded to 0 shares.

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                         BURKENROAD     QUANTITATIVE        DIVERSIFIED
                                            FUND      LONG/SHORT FUND   INTERNATIONAL FUND
                                        -----------   ---------------   ------------------
                                        2009   2008        2009*               2009*
                                        -----------   ---------------   ------------------
Trust Class Shares:
   Shares issued                         n/a    n/a        1,753               1,885
   Shares reinvested                     n/a    n/a           --                   2
   Shares redeemed                       n/a    n/a         (616)               (641)
                                        ----   ----        -----               -----
Total Trust Class Shares Transactions    n/a    n/a        1,137               1,246
                                        ----   ----        -----               -----
Class A Shares:
   Shares issued                         690    187          185                 184
   Shares reinvested                      17      8           --                  --
   Shares redeemed                      (293)  (140)         (14)                (15)
                                        ----   ----        -----               -----
Total Class A Shares Transactions        414     55          171                 169
                                        ----   ----        -----               -----
Class C Shares:
   Shares issued                         n/a    n/a           --                  --
   Shares reinvested                     n/a    n/a           --                  --
   Shares redeemed                       n/a    n/a           --                  --
                                        ----   ----        -----               -----
Total Class C Shares Transactions        n/a    n/a           --                  --
                                        ----   ----        -----               -----
Class D Shares:
   Shares issued                          72     18           --                  --
   Shares reinvested                       4      3           --                  --
   Shares redeemed                       (51)   (38)          --                  --
                                        ----   ----        -----               -----
Total Class D Shares Transactions         25    (17)          --                  --
                                        ----   ----        -----               -----
Net Change in Capital Shares             439     38        1,308               1,415
                                        ====   ====        =====               =====

"n/a" designates that the Fund does not offer this class.

*    Commenced operations on September 30, 2008.

Amounts designated as "--" are either 0 shares or have been rounded to 0 shares.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2009 were as follows:

                                     STRATEGIC                                                        DIVERSIFIED
                                       INCOME      VALUE     GROWTH   BURKENROAD     QUANTITATIVE    INTERNATIONAL
                                     BOND FUND     FUND       FUND       FUND      LONG/SHORT FUND        FUND
                                       (000)       (000)     (000)       (000)          (000)            (000)
                                     ---------   --------   -------   ----------   ---------------   -------------
Cost of Security Purchases
   U.S. Government Securities         $12,072    $     --   $    --     $    --        $    --          $    --
   Other                               23,002     116,433    65,847      36,611         24,724           18,492

Proceeds from Sales and Maturities
   U.S. Government Securities         $33,971    $     --   $    --     $    --        $    --          $    --
   Other                               13,758      91,607    64,213      24,111          6,551              236

                                                                          (LOGO)
                                                                JANUARY 31, 2009

6. FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2008, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions and net operating losses. These reclassifications had no impact on the net assets or net asset value of the Funds.

Accordingly, the following reclassifications have been made to/from the following accounts (000):

                       UNDISTRIBUTED        ACCUMULATED   ADDITIONAL
                  NET INVESTMENT INCOME/   NET REALIZED     PAID-IN
                    (ACCUMULATED LOSS)      GAIN (LOSS)     CAPITAL
                  ----------------------   ------------   ----------
Value Fund                 $ 62                $(62)        $  --
Growth Fund                 338                   1          (339)
Burkenroad Fund             121                  --          (121)

The tax character of dividends and distributions declared during the years ended January 31, 2009 and January 31, 2008 was as follows (000):

                                         ORDINARY INCOME   LONG-TERM CAPITAL GAIN        TOTALS
                                        ----------------   ----------------------   ----------------
                                         2009      2008        2009     2008         2009      2008
                                        ------   -------       ----   -------       ------   -------
Treasury Securities Money Market Fund   $4,117   $20,828       $ --   $    --       $4,117   $20,828
Strategic Income Bond Fund               4,675     4,607        451        --        5,126     4,607
Value Fund                               1,705     1,232        544    13,422        2,249    14,654
Growth Fund                                 --       106         --     1,895           --     2,001
Burkenroad Fund                             --        --        495       385          495       385
Quantitative Long/Short Fund                 6       n/a         --       n/a            6       n/a
Diversified International Fund              57       n/a         --       n/a           57       n/a

Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows (000):

                                           TREASURY
                                          SECURITIES   STRATEGIC                                                        DIVERSIFIED
                                            MONEY        INCOME     VALUE     GROWTH    BURKENROAD     QUANTITATIVE    INTERNATIONAL
                                         MARKET FUND   BOND FUND     FUND      FUND        FUND      LONG/SHORT FUND        FUND
                                         -----------   ---------   -------   --------   ----------   ---------------   -------------
Undistributed ordinary income               $ 528        $   12    $    --    $    --     $   --           $--              $--
Undistributed long-term capital gain           --           144        544         --        495            --               --
Unrealized appreciation (depreciation)         --         2,351     25,407     11,800      6,717            --               --
Capital Loss Carryforward                      --            --         --        (21)        --            --               --
Post-October Losses                            --            --         --       (495)        --            --               --
Other temporary differences                  (528)           --         --         --         --            --               --
                                            -----        ------    -------    -------     ------           ---              ---
Total distributable earnings                $  --        $2,507    $25,951    $11,284     $7,212           $--*             $--*
                                            =====        ======    =======    =======     ======           ===              ===

Undistributed amounts at April 30, 2008, reported in the above table, have been paid.

* Funds commenced operations on September 30, 2008. Tax year-end figures are not available.

Amounts designated as "--" are either $0 or have been rounded to $0.

Post-October Losses represent losses on investment transactions from November 1, 2007 through April 30, 2008, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having risen in the following year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended April 30, 2008, the Strategic Income Bond Fund and Burkenroad Fund utilized $175 (000) and $54 (000) of capital loss carryforwards to offset realized capital gains. At April 30, 2008, capital loss carryforwards expiring April 30, 2016 were as follows:

                                GROWTH
                                 FUND
                                 (000)
                                ------
                                $21

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2009 were as follows:

                                                         AGGREGATE      AGGREGATE
                                                           GROSS         GROSS
                                                        UNREALIZED     UNREALIZED    NET UNREALIZED
                                    FEDERAL TAX COST   APPRECIATION   DEPRECIATION    DEPRECIATION
                                          (000)            (000)         (000)            (000)
                                    ----------------   ------------   ------------   --------------
Strategic Income Bond Fund               $100,390         $3,218       $ (3,688)        $   (470)
Value Fund                                136,859          5,573        (26,910)         (21,337)
Growth Fund                                64,165          2,743        (11,866)          (9,123)
Burkenroad Fund                            32,463          1,288         (5,817)          (4,529)
Quantitative Long/Short Fund Fund          15,980            333         (1,364)          (1,031)
Diversified International Fund             19,464             94         (5,037)          (4,943)

                                                                          (LOGO)
                                                                JANUARY 31, 2009

For Federal income tax purposes, the book cost of securities owned at January 31, 2009 for the Treasury Securities Money Market Fund was equal to tax cost.

7. OTHER

On January 31, 2009, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

                                                   NUMBER OF    % OF OUTSTANDING
                                                 SHAREHOLDERS        SHARES
                                                 ------------   ----------------
Treasury Securities Money Market Fund,
    Trust Class                                        1               92
Treasury Securities Money Market Fund,
    Institutional Sweep Class                          2              100
Treasury Securities Money Market Fund, Class A         2               95
Strategic Income Bond Fund, Trust Class                2              100
Strategic Income Bond Fund, Class A                    1               38
Strategic Income Bond Fund, Class C                    3               61
Value Fund, Trust Class                                3               96
Value Fund, Class A                                    1               18
Value Fund, Class C                                    2               44
Growth Fund, Trust Class                               2              100
Growth Fund, Class A                                   1               32
Growth Fund, Class C                                   2               46
Burkenroad Fund, Class A                               2               44
Burkenroad Fund, Class D                               1               11
Quantitative Long/Short Fund, Trust Class              2              100
Quantitative Long/Short Fund, Class A                  1               60
Quantitative Long/Short Fund, Class C                  1              100
Diversified International Fund, Trust Class            2              100
Diversified International Fund, Class A                1               62
Diversified International Fund, Class C                1              100

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust's experience, the risk of loss from such claims is considered remote.

9. SUBSEQUENT EVENT:

Effective March 8, 2009, the Treasury Securities Money Market Fund's name changed to the Government Money Market Fund.

10. CONCENTRATION OF RISKS:

When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2009, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

                                                                          (LOGO)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         JANUARY 31, 2009

To the Shareholders and Board of Trustees
Hancock Horizon Funds of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Quantitative Long/Short Fund, and Hancock Horizon Diversified International Fund (seven of the series constituting The Advisors' Inner Circle Fund II (the "Trust")) as of January 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 2005 were audited by other auditors, whose report dated March 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon Diversified International Fund of The Advisors' Inner Circle Fund II at January 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
March 26, 2009

                       This page intentionally left blank.

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                             TERM OF
                           POSITION(S)     OFFICE AND
     NAME, ADDRESS,         HELD WITH       LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST    TIME SERVED(2)                 DURING PAST 5 YEARS
-----------------------   ------------   --------------   -----------------------------------------------
INTERESTED
BOARD MEMBERS
-------------

ROBERT A. NESHER            Chairman      (Since 1991)    Currently performs various services on behalf
62 yrs. old               of the Board                    of SEI Investments for which Mr. Nesher is
                           of Trustees                    compensated.

WILLIAM M. DORAN             Trustee      (Since 1992)    Self-employed Consultant since 2003. Partner,
1701 Market Street,                                       Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                    1976-2003, counsel to the Trust, SEI, SIMC,
68 yrs. old                                               the Administrator and the Distributor. Director
                                                          of SEI Investments since 1974; Secretary of
                                                          SEI Investments since 1978.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-346-6300. The following chart lists Trustees and Officers as of January 31, 2009.

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                               OTHER DIRECTORSHIPS
              MEMBER                                   HELD BY BOARD MEMBER(3)
----------------------------------   ----------------------------------------------------------



                30                   Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, SEI Asset Allocation Trust, SEI Daily Income Trust,
                                     SEI Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                                     Strategy Portfolios, L.P., Director of SEI Global Master
                                     Fund, plc, SEI Global Assets Fund, plc, SEI Global
                                     Investments Fund, plc, SEI Investments Global, Limited,
                                     SEI Investments -- Global Fund Services, Limited, SEI
                                     Investments (Europe), Limited, SEI Investments -- Unit
                                     Trust Management (UK), Limited, SEI Global Nominee
                                     Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit
                                     Fund, L.P., SEI Multi-Strategy Funds plc and SEI Islamic
                                     Investments Fund plc.

                30                   Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, SEI Asset Allocation Trust, SEI Daily Income Trust,
                                     SEI Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                                     Strategy Portfolios, L.P., Director of SEI since 1974.
                                     Director of the Distributor since 2003. Director of SEI
                                     Investments -- Global Fund Services, Limited, SEI
                                     Investments Global, Limited, SEI Investments (Europe),
                                     Limited, SEI Investments (Asia), Limited and SEI Asset
                                     Korea Co., Ltd., SEI Global Nominee Limited and SEI
                                     Investments -- Unit Trust Management (UK) Limited.

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)

                                             TERM OF
                           POSITION(S)     OFFICE AND
     NAME, ADDRESS,         HELD WITH       LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST    TIME SERVED(2)                 DURING PAST 5 YEARS
-----------------------   ------------   --------------   -----------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

JAMES M. STOREY              Trustee      (Since 1994)    Attorney, Solo Practitioner since 1994.
77 yrs. old                                               Partner, Dechert, Price & Rhoads (law firm)
                                                          September 1987-December 1993.

GEORGE J. SULLIVAN, JR.      Trustee      (Since 1999)    Self-Employed Consultant, Newfound Consultants,
66 yrs. old                                               Inc. since April 1997.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                               OTHER DIRECTORSHIPS
              MEMBER                                   HELD BY BOARD MEMBER(3)
----------------------------------   ----------------------------------------------------------



                30                   Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, and U.S. Charitable Gift Trust, SEI Asset
                                     Allocation Trust, SEI Daily Income Trust, SEI
                                     Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                                     Strategy Portfolios, L.P.

                30                   Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, State Street Navigator Securities Lending Trust,
                                     SEI Asset Allocation Trust, SEI Daily Income Trust, SEI
                                     Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Managed Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                                     Strategy Portfolios, L.P., Director of SEI Opportunity
                                     Fund, L.P., and SEI Structured Credit Fund, L.P., member
                                     of the independent review committee for SEI's
                                     Canadian-registered mutual funds.

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)

                                             TERM OF
                           POSITION(S)     OFFICE AND
     NAME, ADDRESS,         HELD WITH       LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST    TIME SERVED(2)                 DURING PAST 5 YEARS
-----------------------   ------------   --------------   -----------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------

BETTY L. KRIKONIAN           Trustee      (Since 2005)    Vice President Compliance AARP Financial, Inc.
65 yrs. old                                               since 2008. Self-employed Legal and Financial
                                                          Services Consultant since 2003. Counsel to
                                                          State Street Bank Global Securities and Cash
                                                          Operations from 1995 to 2003.

CHARLES E. CARLBOM           Trustee      (Since 2005)    Self-employed Business Consultant, Business
74 yrs. old                                               Project Inc. since 1997. CEO and President,
                                                          United Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON          Trustee      (Since 2005)    Retired.
66 yrs. old

JOHN K. DARR                 Trustee      (Since 2008)    CEO, Office of Finance FHL Banks
64 yrs. old                                               from 1992 to 2007

OFFICERS
--------

PHILIP T. MASTERSON         President     (Since 2008)    Managing Director of SEI Investments since
44 yrs. old                                               2006. Vice President and Assistant Secretary of
                                                          the Administrator from 2004 to 2006. General
                                                          Counsel of Citco Mutual Fund Services from 2003
                                                          to 2004. Vice President and Associate Counsel
                                                          for the Oppenheimer Funds from 2001 to 2003.

MICHAEL LAWSON             Treasurer,     (Since 2005)    Director, SEI Investments, Fund Accounting
48 yrs. old                Controller                     since July 2005. Manager, SEI Investments AVP
                            and Chief                     from April 1995 to February 1998 and November
                            Financial                     1998 to July 2005.
                             Officer

(1) Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                               OTHER DIRECTORSHIPS
              MEMBER                               HELD BY BOARD MEMBER/OFFICER(3)
----------------------------------   ----------------------------------------------------------



                30                   Trustee of The Advisors' Inner Circle Fund and Bishop
                                     Street Funds.

                30                   Director, Crown Pacific, Inc. and Trustee of The Advisors'
                                     Inner Circle Fund, Bishop Street Funds, Oregon Trust Co.
                                     and O.T. Logistics, Inc.

                30                   Director, Federal Agricultural Mortgage Corporation.
                                     Trustee of The Advisors' Inner Circle Fund, Bishop Street
                                     Funds, SEI Asset Allocation Trust, SEI Daily Income Trust,
                                     SEI Institutional International Trust, SEI Institutional
                                     Investments Trust, SEI Institutional Management Trust, SEI
                                     Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha
                                     Strategies Portfolios, L.P.

                30                   Director of Federal Home Loan Bank of Pittsburgh and
                                     Manna, Inc. and Trustee of The Advisors' Inner Circle Fund
                                     and Bishop Street Funds.

                N/A                                           N/A

                N/A                                           N/A

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONCLUDED)

                                             TERM OF
                           POSITION(S)     OFFICE AND
     NAME, ADDRESS,         HELD WITH       LENGTH OF                 PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST      TIME SERVED                  DURING PAST 5 YEARS
-----------------------   ------------   --------------   -----------------------------------------------
OFFICERS (CONTINUED)
--------------------

RUSSELL EMERY                 Chief       (Since 2006)    Director of Investment Product Management
46 yrs. old                Compliance                     and Development at SEI Investments since
                             Officer                      February 2003. Senior Investment Analyst,
                                                          Equity team at SEI Investments from March 2000
                                                          to February 2003.

JOSEPH GALLO                  Vice        (Since 2007)    Corporate Counsel of SEI since 2007; Associate
35 yrs. old                 President                     Counsel, ICMA Retirement Corporation,
                               and                        2004-2007; Federal Investigator, U.S.
                            Secretary                     Department of Labor, 2002-2004; U.S. Securities
                                                          and Exchange Commission -- Department of
                                                          Investment Management, 2003.

CAROLYN E. MEAD               Vice        (Since 2007)    Corporate Counsel of SEI since 2007; Associate,
51 yrs. old                 President                     Stradley, Ronon, Stevens & Young, 2004-2007;
                               and                        Counsel ING Variable Annuities, 1999-2002.
                            Assistant
                            Secretary

JAMES NDIAYE                  Vice        (Since 2004)    Employed by SEI Investments Company since
40 yrs. old                 President                     2004. Vice President, Deutsche Asset Management
                               and                        from 2003-2004. Associate, Morgan, Lewis &
                            Assistant                     Bockius LLP from 2000-2003. Counsel, Assistant
                            Secretary                     Vice President, ING Variable Annuities Group
                                                          from 1999-2000.

TIMOTHY D. BARTO              Vice        (Since 2000)    General Counsel, Vice President and Assistant
40 yrs. old                 President                     Secretary of SEI Investments Global Funds
                               and                        Services since 1999; Associate, Dechert Price &
                            Assistant                     Rhoads (law firm) from 1997-1999; Associate,
                            Secretary                     Richter, Miller & Finn (law firm) from
                                                          1994-1997.

ANDREW S. DECKER           AML Officer    (Since 2008)    Compliance Officer and Product Manager,
45 yrs. old                                               SEI, 2005-2008. Vice President, Old Mutual
                                                          Capital, 2000-2005. Operations Director,
                                                          Prudential Investments, 1998-2000.

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                                          (LOGO)
                                                                JANUARY 31, 2009

             NUMBER OF
             FUNDS IN
THE ADVISORS' INNER CIRCLE FUND II
         OVERSEEN BY BOARD                               OTHER DIRECTORSHIPS
              MEMBER                                       HELD BY OFFICER
----------------------------------   ----------------------------------------------------------


                N/A                                             N/A

                N/A                                             N/A

                N/A                                             N/A

                N/A                                             N/A

                N/A                                             N/A

                N/A                                             N/A

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a January 31, 2009 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2009, each Fund is designating long-term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                                                    DIVIDENDS  QUALIFIED     U.S.     INTEREST    SHORT-TERM
                         LONG-TERM      ORDINARY                     RECEIVED   DIVIDEND  GOVERNMENT   RELATED   CAPITAL GAIN
                       CAPITAL GAINS     INCOME          TOTAL      DEDUCTION   INCOME     INTEREST   DIVIDENDS    DIVIDEND
FUND                   DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS     (1)        (2)        (3)         (4)         (5)
----                   -------------  -------------  -------------  ---------  ---------  ----------  ---------  ------------
TREASURY SECURITIES
   MONEY MARKET FUND        0.00%        100.00%        100.00%        0.00%      0.00%     58.81%     100.00%       0.00%
STRATEGIC INCOME
   BOND FUND                8.81%         91.19%        100.00%        0.00%      0.00%      9.83%      97.11%     100.00%
VALUE FUND                 24.18%         75.82%        100.00%      100.00%    100.00%      0.00%       0.00%       0.00%
GROWTH FUND                 0.00%          0.00%          0.00%        0.00%      0.00%      0.00%       0.00%       0.00%
BURKENROAD FUND           100.00%          0.00%        100.00%        0.00%      0.00%      0.00%       0.00%       0.00%
QUANTITATIVE LONG/
   SHORT FUND               0.00%        100.00%        100.00%        0.00%      0.00%      0.00%       0.00%       0.00%
DIVERSIFIED
   INTERNATIONAL FUND       0.00%        100.00%        100.00%        0.00%    100.00%      0.00%       0.00%       0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividend" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

     The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2009, the total amount of foreign source income is $30,247. The total amount of foreign tax paid is $3,335. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

   BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT AND SUB-ADVISORY
                                   AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), at its August 2008 meeting, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") considered the approval of the advisory agreement for each Fund and the sub-advisory agreement for the Hancock Diversified International Fund (each, an "Advisory Agreement" and, together, the "Advisory Agreements") for initial two-year terms. Each Advisory Agreement, after the initial two-year term, must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the applicable Fund(s); and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew each Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Sub-Adviser.

Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser and Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser; and (ii) the costs of the services to be provided, as discussed in further detail below.

At the meeting, representatives from the Adviser and Sub-Adviser, along with other service providers of the Funds, presented additional oral and written information to help the Board evaluate the Adviser's and Sub-Adviser's fee and other aspects of the Advisory Agreements. Among other things, the representatives provided an overview of the Adviser and Sub-Adviser by reviewing key personnel and the Adviser's and Sub-Adviser's investment strategies and processes, including investment strategies and processes of the existing funds in the Trust advised by the Adviser. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser's and Sub-Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of each Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decisions.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND SUB-ADVISERS

In considering the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Adviser and Sub-Adviser to the applicable Fund(s). Among other things, the Board considered the quality of the Adviser's and Sub-Adviser's portfolio management personnel. The Adviser's and Sub-Adviser's registration form ("Form ADV") was provided to the Board, as was the response of the Adviser and Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the applicable Fund(s).

            BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT
                     AND SUB-ADVISORY AGREEMENT (CONCLUDED)

The Trustees also considered other services to be provided to the applicable Fund(s) by the Adviser and Sub-Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the applicable Fund(s) by the Adviser and Sub-Adviser.

COST OF SERVICES PROVIDED AND ECONOMIES OF SCALE

The Trustees reviewed reports comparing the expense ratio and advisory fees to be paid by each Fund to those paid by other comparable mutual funds and concluded that the advisory fees appeared reasonable in light of the services to be rendered and were the result of arm's length negotiations. The representatives noted that the Quantitative Long/Short Fund would have a performance fee, which was common for mutual funds with investment strategies similar to the Fund. Because it was not possible to determine the profitability that the Adviser and Sub-Adviser might achieve with respect to the applicable Fund(s), the Trustees did not make any conclusions regarding the Adviser's or Sub-Adviser's profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser and Sub-Adviser as the assets of the applicable Fund(s) grow. In this regard, during future considerations of the Advisory Agreements, the Board will consider whether any economies of scale are being realized by the Adviser and Sub-Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of each Advisory Agreement are fair and reasonable; (b) concluded that the fees are reasonable in light of the services that the Adviser and Sub-Adviser will provide to the applicable Fund(s); and (c) agreed to approve each Advisory Agreement for an initial term of two years.

                               WALL STREET SAVVY,
                               MAIN STREET TOUCH.

                               Investment Adviser
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                  P.O. Box 4019
                               Gulfport, MS 39502

                                   Distributor
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  Administrator
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  Legal Counsel
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                               Washington, DC 20004

                  Independent Registered Public Accounting Firm
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.

                           THE HANCOCK HORIZON FUNDS:
                           - NOT FDIC INSURED
                           - NO BANK GUARANTEE
                           - MAY LOSE VALUE

                          (HANCOCK HORIZON FUNDS LOGO)

                    FOR MORE INFORMATION CALL 1.888.346.6300
                          www.hancockhorizonfunds.com

HHF-AR-001-0100

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Hancock Horizon Family of Funds and the SmartGrowth Family of Funds (the "Funds") for fiscal years 2009 and 2008.

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years was as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2009                                                   2008
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates        affiliates that   pre-approved      affiliates        affiliates that
                                     that were         did not require                     that were         did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $206,860            N/A               N/A             $197,760            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------



Notes:
     (1) Audit fees include amounts related to the audit of the Funds' annual financial statements, performance of security counts in compliance with rule 17f-2 of the Investment Company Act of 1940, and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y to non-audit services pursuant to waiver of pre-approval requirement were as follows:

           -------------------------------------------------------------
                                            2009             2008
           -------------------------- ----------------- ----------------
           Audit-Related Fees               N/A               N/A

           -------------------------- ----------------- ----------------
           Tax Fees                         N/A               N/A

           -------------------------- ----------------- ----------------
           All Other Fees                   N/A               N/A

           -------------------------- ----------------- ----------------

(f)      Not applicable.

(g)(1) The aggregate non-audit fees and services billed by E&Y for last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h)      Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 18, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                  The Advisors' Inner Circle Fund II


By (Signature and Title)                      /s/ Philip T. Masterson
                                              -------------------------
                                              Philip T. Masterson
                                              President
Date: April 7, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                      /s/ Philip T. Masterson
                                              -------------------------
                                              Philip T. Masterson
                                              President
Date: April 7, 2009


By (Signature and Title)                      /s/ Michael Lawson
                                              -------------------------
                                              Michael Lawson
                                              Treasurer, Controller and
                                              Chief Financial Officer
Date: April 7, 2009